Dreyfus Premier
Limited Term
High Income Fund
ANNUAL REPORT December 31, 2001






The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            19   Statement of Financial Futures

                            20   Statement of Assets and Liabilities

                            21   Statement of Operations

                            22   Statement of Changes in Net Assets

                            24   Financial Highlights

                            28   Notes to Financial Statements

                            35   Independent Auditors' Report

                            36   Important Tax Information

                            37   Board Member's Information

                            38   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                  Limited Term High Income Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Premier Limited Term High Income Fund, covering the 12-month period from January 1, 2001 through December 31, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with Gerald Thunelius, a portfolio manager and director of the Dreyfus Taxable Fixed Income Team that manages the fund.

In 2001, bonds generally posted higher returns than stocks for the second consecutive year. Although one of America' s longest periods of economic expansion came to an end, bonds generally benefited from the Federal Reserve Board' s efforts to reinvigorate an ailing economy. Eleven interest-rate reductions drove short-term rates to their lowest levels in 40 years, helping to boost bond prices, including those of U.S. Treasury securities and investment-grade corporate bonds.

2001 also reminded investors of the importance of some fundamental principles of investing. The merit of a long-term perspective was validated when stocks and lower rated bonds rallied in the fourth quarter, rewarding those investors who held onto companies with sound business fundamentals and bright prospects. The importance of diversification was underscored by the bond market's strong returns, which helped cushion the equity market's decline for investors who allocated their investments among different asset classes. Perhaps most significant, 2001 affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

With bond yields ending 2001 at historically low levels, a repeat of last year's bond market performance seems unlikely. Nonetheless, investment opportunities may abound. Signs of economic recovery have emerged, and the equity markets have recently rallied in response to renewed investor optimism. While we can't guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2002




DISCUSSION OF FUND PERFORMANCE

Gerald Thunelius, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus Premier Limited Term High Income Fund perform relative to its benchmark?

For the 12-month period ended December 31, 2001, the fund achieved a total return of -1.62% for Class A shares, -2.10% for Class B shares, -2.23% for Class C shares and -1.26% for Class R shares. The fund also produced aggregate income dividends of $0.8887, $0.8460, $0.8252 and $0.9088 for Class A, B, C and R
shares, respectively.(1) In comparison, the Merrill Lynch High Yield Master II Index, the fund' s benchmark, achieved a total return of 4.48% for the same period.(2) In addition, the Dreyfus Customized Limited Term High Yield Index achieved a total return of 11.14% for the reporting period.(3) This blended index reflects the performance of shorter term high yield securities and is composed of four shorter term subindices of the Merrill Lynch High Yield Master II Index; it is prepared and used exclusively by Dreyfus as a benchmark for managing the fund.

We remain disappointed in the fund's relative performance during the reporting period. Throughout 2001, lower corporate earnings and capital spending severely affected many high yield issuers. The September 11 terrorist attacks further eroded the market environment. Despite our best intentions to upgrade the fund, low prices limited our ability to do so. We had little choice but to retain some holdings that we otherwise might have sold. Because the fund was previously positioned in underperforming, lower quality high yield securities, and we were unable to successfully turn over the portfolio, these negative influences were magnified and the fund continued to underperform its benchmark.

What is the fund's investment approach?

The fund seeks to maximize current income by investing in high yield fixed-income securities. The average effective maturity and average effective duration of the fund are limited to four years or less and three and one-half years or less, respectively.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

We normally invest most of the fund's assets in fixed-income securities of below investment-grade credit quality. Issuers of below investment-grade securities may be in the early stages of development or may have highly leveraged balance sheets. To compensate the buyer for taking greater risk, these companies must offer higher yields than those offered by more highly rated firms.

Our approach to selecting individual issues is based on careful credit analysis. We thoroughly analyze the business, management and financial strength of each of the companies whose bonds we buy, then project each issuer's ability to repay its debt.

What other factors influenced the fund's performance?

The fund continued to be affected by difficult market conditions for high yield bonds during the reporting period. Indeed, the high yield bond market's performance has been lackluster since mid-1998, when the failure of a leading hedge fund disrupted the entire marketplace. Since then, fewer institutional investors have participated in the high yield market. As demand has fallen, so has the ability of investors to buy and sell high yield bonds quickly and easily, putting downward pressure on prices.

These difficulties persisted despite the Federal Reserve Board's aggressive efforts to reinvigorate the U.S. economy through 11 short-term interest-rate reductions during the reporting period for a total reduction of 4.75 percentage points. Yet, the business environment for most high yield issuers continued to deteriorate.

The September 11 attacks contributed further to the market's decline. Credit concerns intensified in the attacks' aftermath. The extent to which corporate bond prices fell was in direct relation to their credit quality:
investment-grade bonds rated triple-B or higher fell least, while high yield bonds rated below triple-B fell most.

What is the fund's current strategy?

We have persisted in our attempts to raise the overall quality of the fund's holdings. However, widespread illiquidity has limited our ability to sell existing holdings at competitive prices. As long as such hold ings continue to pay high levels of interest, we intend to wait until better prices are available.

When improvement has been possible, we have focused on companies that have at least a three-year operating history and positive cash flows. In addition, we have focused more intently on investment-grade bonds.(4)

By the end of the reporting period, we began to see reasons for a more optimistic outlook. Early signs of potentially stronger economic activity emerged in December, including rising yields on long-term Treasury bonds and narrower yield differences between highly rated and lower rated corporate bonds. If these factors lead to a genuine economic recovery, the fund should benefit. Of course, there is no guarantee as to how the fund or the economy will perform in the future.

Regardless of where the economy goes from here, please be assured that we are acutely aware of our shareholders' concerns during this highly challenging time, and we are committed to restructuring the fund so that it is better positioned to achieve its income-oriented investment goals.

January 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: BLOOMBERG L.P. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH HIGH YIELD MASTER II INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. DOMESTIC AND YANKEE BONDS RATED BELOW INVESTMENT GRADE WITH AT LEAST $100 MILLION PAR AMOUNT OUTSTANDING AND GREATER THAN OR EQUAL TO ONE YEAR TO MATURITY.

(3) SOURCE: BLOOMBERG L.P. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE DREYFUS CUSTOMIZED LIMITED TERM HIGH YIELD INDEX IS COMPOSED OF FOUR SUBINDICES OF THE MERRILL LYNCH HIGH YIELD MASTER II INDEX. THESE SUBINDICES, BLENDED AND MARKET-WEIGHTED, ARE
     (I) BB-RATED, 1-3 YEARS, (II) B-RATED, 1-3 YEARS, (III) BB-RATED, 3-5 YEARS, AND (IV) B-RATED, 3-5 YEARS. UNLIKE THE DREYFUS CUSTOMIZED LIMITED TERM HIGH YIELD INDEX, WHICH IS COMPOSED OF BONDS RATED NO LOWER THAN "B," THE FUND CAN INVEST IN BONDS WITH LOWER CREDIT RATINGS THAN "B" AND AS LOW AS "D."

(4) WHILE THE FUND IS NOT REQUIRED TO MAINTAIN AN OVERALL CREDIT QUALITY, AT LEAST 65% OF ITS ASSETS MUST BE INVESTED IN FIXED-INCOME SECURITIES OF BB OR LOWER ("JUNK") CREDIT QUALITY.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Limited Term High Income Fund Class A shares, Class B shares, Class C shares and Class R shares with the Merrill Lynch High Yield Master II Index and a Customized Limited Term High Yield Index

((+))  SOURCE: LIPPER INC.

((+)(+))  SOURCE: BLOOMBERG L.P.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN EACH OF THE CLASS A, CLASS B, CLASS C AND CLASS R SHARES OF DREYFUS PREMIER LIMITED TERM HIGH INCOME FUND ON 6/2/97 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE ON THAT DATE IN TWO DIFFERENT INDICES: (1) THE MERRILL LYNCH HIGH YIELD MASTER II INDEX (THE "HIGH YIELD MASTER II INDEX") AND (2) THE CUSTOMIZED LIMITED TERM HIGH YIELD INDEX (THE "CUSTOMIZED INDEX"), WHICH HAS BEEN CONSTRUCTED BY THE DREYFUS CORPORATION. FOR COMPARATIVE PURPOSES, THE VALUES OF THE INDICES ON 5/31/97 ARE USED AS THE BEGINNING VALUES ON 6/2/97. THE CUSTOMIZED INDEX IS CALCULATED ON A YEAR-TO-YEAR BASIS. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGES ON CLASS B AND CLASS C SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES ON ALL CLASSES. THE HIGH YIELD MASTER II INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. DOMESTIC AND YANKEE BONDS RATED BELOW INVESTMENT GRADE WITH AT LEAST $100 MILLION PAR AMOUNTS OUTSTANDING AND GREATER THAN OR EQUAL TO ONE YEAR TO MATURITY. BOTH INTEREST AND PRICE CHANGES ARE CALCULATED DAILY BASED ON AN ACCRUED SCHEDULE AND TRADER PRICING. THE CUSTOMIZED INDEX IS COMPOSED OF FOUR SUB-INDICES OF THE HIGH YIELD MASTER II INDEX. THE SUB-INDICES, BLENDED AND MARKET WEIGHTED, ARE (I) BB-RATED 1-3 YEARS, (II) B-RATED 1-3 YEARS,
(III) BB-RATED 3-5 YEARS, AND (IV) B-RATED 3-5 YEARS. UNLIKE THE CUSTOMIZED INDEX, WHICH IS COMPOSED OF BONDS RATED NO LOWER THAN "B," THE FUND CAN INVEST IN BONDS WITH LOWER CREDIT RATINGS THAN "B" AND AS LOW AS "D." NEITHER OF THE FOREGOING INDICES TAKES INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 12/31/01

                                                                                            Inception                      From
                                                                                              Date           1 Year      Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (4.5%)                                                             6/2/97          (6.03)%      (0.76)%
WITHOUT SALES CHARGE                                                                         6/2/97          (1.62)%       0.25%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                                                      6/2/97          (5.65)%      (0.54)%
WITHOUT REDEMPTION                                                                           6/2/97          (2.10)%      (0.26)%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))                                                   6/2/97          (3.12)%      (0.48)%
WITHOUT REDEMPTION                                                                           6/2/97          (2.23)%      (0.48)%

CLASS R SHARES                                                                               6/2/97          (1.26)%       0.50%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS

December 31, 2001


STATEMENT OF INVESTMENTS

                                                     Principal

BONDS AND NOTES--93.0%                                                                           Amount  (a)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AIRCRAFT AND AEROSPACE--5.3%

AM General,

   Sr. Notes, Ser. B, 12.875%, 2002                                                           4,310,000                4,245,350

Aircraft Lease Portfolio Securitisation 96--1,

  Pass-Through Trust, Ctfs.,

   Cl. D, 12.75%, 2006                                                                        1,328,801                  504,945

Airplanes Pass-Through Trust,

  Pass-Through Ctfs.,

   Ser. 1, Cl. D, 10.875%, 2019                                                              21,729,400                3,911,292

America West Airlines Pass-Through Trust,

   Pass-Through Ctfs.,                                                                           71,577                   71,830

   Ser. 1996-1, Cl. D, 8.16%, 2002

BE Aerospace,

   Sr. Sub. Notes, 8.875%, 2011                                                               2,693,000                2,302,515

Hawk,

   Sr. Notes, Ser. B, 10.25%, 2003                                                            6,047,000                5,865,590

Midway Airlines,

  Pass-Through Ctfs.,

   Ser. 1998-1, Cl. D, 8.86%, 2003                                                            2,788,756  (b)             836,627

US Airways,

  Pass-Through Ctfs.:

      Ser. 1993-A, Cl. A2, 9.625%, 2003                                                       3,855,000                3,037,435

      Ser. 1993-A, Cl. A3, 10.375%, 2013                                                     11,000,000                7,060,317

                                                                                                                      27,835,901

AUTO LOANS--1.9%

AmeriCredit,

   Sr. Notes, 9.25%, 2004                                                                     3,000,000                2,895,000

Ford Motor Credit,

   Global Landmark Securities, 6.5%, 2007                                                     6,561,000                6,425,614

                                                                                                                       9,320,614

AUTOMOTIVE--2.5%

Aetna Industries,

   Sr. Notes, 11.875%, 2006                                                                  15,000,000  (b,o)         2,325,000

DaimlerChrysler N.A. Holdings,

   Notes, 6.4%, 2006                                                                          1,540,000                1,541,601

GMAC,

   Notes, 6.125%, 2006                                                                        5,931,000                5,876,103


                                                     Principal

BONDS AND NOTES (CONTINUED)                                                                      Amount  (a)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUTOMOTIVE (CONTINUED)

TRW,

   Notes, 6.625%, 2004                                                                        3,258,000                3,326,707

                                                                                                                      13,069,411

BANKING--2.5%

Capital One Financial,

   Notes, 7.25%, 2006                                                                         4,705,000                4,492,941

First Palm Beach Bancorp,

   Deb., 10.35%, 2002                                                                         4,375,000                4,550,000

Republic National Bank of New York,

   Deb., 9.65%, 2003                                                                          2,000,000  (c)           1,995,928

Superior Financial,

   Sr. Notes, 8.65%, 2003                                                                     1,975,000  (c)           2,001,159

                                                                                                                      13,040,028

BROADCASTING--.9%

Acme Television/Finance,

   Sr. Notes, Ser. B, 10.875%, 2004                                                           1,000,000                  966,250

Granite Broadcasting,

   Sr. Sub. Notes, 8.875%, 2008                                                               1,860,000                1,497,300

Univision Network Holdings,

   Sub. Notes, 7%, 2002                                                                       1,500,000                2,328,750

                                                                                                                       4,792,300

BUILDING MATERIALS--2.3%

AAF-Mcquay,

   Sr. Notes, 8.875%, 2003                                                                    8,770,000                8,791,925

American Builders & Contractors,

   Sr. Sub. Notes, Ser. B, 10.625%, 2007                                                      2,884,000                2,912,840

Atrium Cos.,

   Sr. Sub. Notes, Ser. B, 10.5%, 2009                                                          227,000                  212,245

                                                                                                                      11,917,010

CABLE/MEDIA--12.3%

Adelphia Communications:

   Sr. Discount Notes, 0%, 2003                                                              10,045,000                8,889,197

   Sr. Notes, Ser. B, 9.5%, 2004                                                              5,000,000                4,943,750

Charter Communications Holdings/Capital:

   Sr. Discount Notes, 0/9.92%, 2011                                                          2,325,000  (d)           1,694,343

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                     Principal

BONDS AND NOTES (CONTINUED)                                                                      Amount  (a)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CABLE/MEDIA (CONTINUED)

Charter Communications Holdings/Capital (continued):

   Sr. Discount Notes, 0/11.75%, 2011                                                         4,815,000  (d)           2,985,300

   Sr. Discount Notes, 0/13.5%, 2011                                                          2,420,000  (d)           1,609,300

   Sr. Notes, 9.625%, 2009                                                                    1,965,000                1,999,388

   Sr. Notes, 10%, 2011                                                                       6,347,000                6,489,808

Coaxial Communications/Phoenix,

   Sr. Notes, 10%, 2006                                                                       5,320,000                5,359,900

Diamond Cable Communications:

   Sr. Notes, 13.25%, 2004                                                                    1,400,000                  371,000

   Sr. Notes, 11.75%, 2005                                                                      650,000                  172,250

Echostar DBS:

   Sr. Notes, 9.25%, 2006                                                                       945,000                  968,625

   Sr. Notes, 9.125%, 2009                                                                    3,290,000  (c)           3,314,675

NTL:

   Sr. Discount Notes, Ser. B, 0/9.75%, 2008                                                  1,665,000  (d)             470,362

   Sr. Notes, 11.2%, 2007                                                                     6,150,000                4,581,750

   Sr. Notes, Ser. A, 12.75%, 2005                                                            5,500,000                1,952,500

   Sr. Notes, Ser. B, 11.5%, 2008                                                               595,000                  211,225

Pegasus Communications,

   Sr. Sub. Notes, Ser. A, 12.5%, 2007                                                        6,555,000                6,653,325

Pegasus Media & Communications,

   Sr. Sub. Notes, Ser. B, 12.5%, 2005                                                        5,910,000                6,028,200

Telewest Communications,

   Sr. Discount Notes, 0/9.25%, 2009                                                          2,095,000  (d)             929,656

Telewest Finance:

   Conv. Notes, 6%, 2005                                                                      5,500,000  (c)           3,602,500

   Conv. Notes, 6%, 2005                                                                      1,685,000                1,103,675

                                                                                                                      64,330,729

CHEMICALS--2.5%

American Pacific,

   Sr. Notes, 9.25%, 2005                                                                     5,872,000                5,960,080

Equistar Chemical/Funding,

   Notes, 8.5%, 2004                                                                          2,000,000                1,996,206

Huntsman ICI Chemicals,

   Sr. Sub. Notes, 9.5%, 2007                                                                 3,725,000  (b,c)           707,750

Lyondell Chemical:

   Gtd. Sr. Notes, Ser. A, 9.625%, 2007                                                         629,000                  636,863

   Secured Notes, 9.5%, 2008                                                                  3,800,000  (c)           3,781,000

                                                                                                                      13,081,899


                                                     Principal

BONDS AND NOTES (CONTINUED)                                                                      Amount  (a)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--1.7%

Nomura Depositor Trust:

   Ser. 1998-STI, Cl. B2, 5.696%, 2034                                                        7,000,000  (c,e)         6,790,000

   Ser. 1998-STIA, Cl. B2A, 6.396%, 2034                                                      2,000,000  (c,e)         1,929,598

                                                                                                                       8,719,598

CONSUMER--1.2%

Coinmach,

   Sr. Notes, Ser. D, 11.75%, 2005                                                            6,115,000                6,298,450

ENERGY AND EXPLORATION--.7%

Belden & Blake,

   Sr. Sub. Notes, Ser. B, 9.875%, 2007                                                       4,310,000                3,577,300

FINANCIAL--.1%

Finova Group,

   Notes, 7.5%, 2009                                                                          1,395,000                  592,875

FOOD AND TOBACCO--2.3%

Chiquita Brands International,

   Sub. Deb., 9.125%, 2004                                                                    3,994,000  (b)           3,414,870

North Atlantic Trading,

   Sr. Notes, Ser. B, 11%, 2004                                                               1,568,000                1,411,200

Sun World International,

   First Mortgage, Ser. B, 11.25%, 2004                                                       7,580,000                7,163,100

                                                                                                                      11,989,170

HOTELS--.6%

Host Marriott,

   Sr. Notes, Ser. H, 9.5%, 2007                                                              1,500,000  (c)           1,509,375

Mandalay Resort Group,

   Sr. Sub. Notes, Ser. B, 10.25%, 2007                                                       1,500,000                1,563,750

                                                                                                                       3,073,125

INDUSTRIAL--4.1%

Allied Waste N.A.:

   Gtd. Sr. Sub. Notes, Ser. B, 7.625%, 2006                                                  2,764,000                2,743,270

   Sr. Notes, 8.5%, 2008                                                                      1,133,000  (c)           1,149,995

Elgin National Industries,

   Sr. Notes, Ser. B, 11%, 2007                                                               6,170,000                5,028,550

Hexcel,

   Sr. Sub. Notes, 9.75%, 2009                                                                  305,000                  172,325

Key Components/Finance,

   Sr. Notes, 10.5%, 2008                                                                     6,519,000                6,095,265

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                     Principal

BONDS AND NOTES (CONTINUED)                                                                      Amount  (a)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INDUSTRIAL (CONTINUED)

Neenah:

   Sr. Sub. Notes, Ser. B, 11.125%, 2007                                                      9,971,000                5,533,905

   Sr. Sub. Notes, Ser. D, 11.125%, 2007                                                      1,490,000                  826,950

                                                                                                                      21,550,260

INSURANCE--.7%

Conseco:

   Notes, 6.4%, 2003                                                                          1,365,000                  791,700

   Notes, 8.75%, 2004                                                                         5,760,000                2,620,800

TIG Holdings,

   Notes, 8.125%, 2005                                                                          428,000                  306,130

                                                                                                                       3,718,630

LEASING--2.1%

National Equipment Services:

   Sr. Sub. Notes, Ser. B, 10%, 2004                                                          2,328,000                1,990,440

   Sr. Sub. Notes, Ser. D, 10%, 2004                                                          4,497,000                3,844,935

Resource America,

   Sr. Notes, 12%, 2004                                                                       5,660,000                5,412,375

                                                                                                                      11,247,750

MACHINERY--1.5%

Case,

   Notes, Ser. B, 6.25%, 2003                                                                 3,759,000                3,503,982

Day International Group,

   Sr. Sub. Notes, Ser. B, 11.125%, 2005                                                      4,889,000                4,620,105

                                                                                                                       8,124,087

METALS AND MINING--.8%

Maxxam Group Holdings,

   Sr. Secured Notes, 12%, 2003                                                               4,955,000                4,236,525

OFFICE EQUIPMENT--.9%

IOS Capital,

   Notes, 9.75%, 2004                                                                         4,574,000                4,587,649

PAPER/PACKAGING--2.5%

Appleton Papers,

   Sr. Sub. Notes, 12.5%, 2008                                                                2,140,000  (c)           2,065,100

Owens-Illinois,

   Sr. Notes, 7.85%, 2004                                                                     8,939,000                8,715,525


                                                     Principal

BONDS AND NOTES (CONTINUED)                                                                      Amount  (a)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PAPER/PACKAGING (CONTINUED)

Riverwood International,

   Sr. Notes, 10.625%, 2007                                                                   2,141,000                2,258,755

                                                                                                                      13,039,380

REAL ESTATE--1.0%

LNR Property,

   Sr. Sub. Notes, Ser. B, 9.375%, 2008                                                       5,399,000                5,358,508

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--.1%

Bank of America Mortgage Securities II:

   Ser. 2001-8, Cl. B4, 6.5%, 2031                                                              295,075  (c)             251,435

   Ser. 2001-8, Cl. B5, 6.5%, 2031                                                              295,075  (c)             218,314

   Ser. 2001-8, Cl. B6, 6.5%, 2031                                                              295,771  (c)              88,238

                                                                                                                         557,987

RETAIL--1.5%

Dillard's:

   Notes, 6.125%, 2003                                                                        1,670,000                1,601,111

   Reset Put Securities, 6.39%, 2003                                                          2,900,000  (f)           2,733,682

Penney (JC),

   Deb., 6.9%, 2003                                                                           3,850,000  (g)           3,776,696

                                                                                                                       8,111,489

SOFTWARE SERVICE--.1%

Globix,

   Sr. Notes, 12.5%, 2010                                                                     1,410,000  (h)             289,050

PSINET,

   Sr. Notes, 10.5%, 2006                                                                     2,415,000  (b)             193,200

                                                                                                                         482,250

STRUCTURED INDEX--3.1%

HYDI 100,

   Linked Ctf. of Deposit, 9.4%, 2006                                                        16,000,000  (i)          16,360,000

TECHNOLOGY--.9%

Amkor Technology,

   Sr. Notes, 9.25%, 2006                                                                     5,160,000                4,953,600

TELECOMMUNICATIONS--7.4%

Filtronic,

   Sr. Notes, 10%, 2005                                                                       6,000,000                5,430,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                     Principal

BONDS AND NOTES (CONTINUED)                                                                      Amount  (a)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATIONS (CONTINUED)

Global Crossing Holdings,

   Sr. Notes, 8.7%, 2007                                                                      2,855,000  (h)             271,225

Lucent Technologies,

   Notes, 7.25%, 2006                                                                         4,758,000                4,115,670

MJD Communications,

  Floating Rate Notes,

   Ser. B, 6.359%, 2008                                                                       4,500,000  (e)           3,781,395

Marconi:

   Notes, 5.625%, 2005                                                                   EUR  2,471,000                1,189,697

   Sr. Notes, 7.75%, 2010                                                                    10,087,000                5,245,240

McLeodUSA,

   Sr. Notes, 11.375%, 2009                                                                   6,270,000  (b)           1,442,100

Metromedia Fiber Network:

   Sr. Notes, 10%, 2009                                                                       6,265,000                1,848,175

   Sr. Notes, 14%, 2007                                                                       3,765,000                2,541,375

   Sr. Notes, Ser. B, 10%, 2008                                                               3,260,000                  961,700

Nortel Networks Lease Pass-Through Trust,

  Pass-Through Trust Ctfs.,

   Ser. 2001-1, 11.629%, 2016                                                                 2,562,879                2,037,289

Northeast Optic Network,

   Notes, 12.75%, 2008                                                                        3,125,000                  640,625

Spectrasite Holdings:

   Sr. Discount Notes, 0/11.25%, 2009                                                         7,500,000  (d)           1,987,500

   Sr. Discount Notes, Ser. B, 0/12.875%, 2010                                                6,015,000  (d)           1,413,525

Williams Communications Group,

   Sr. Notes, 10.875%, 2009                                                                   1,880,000                  780,200

WorldCom,

   Notes, 8%, 2006                                                                            4,700,000                5,007,653

                                                                                                                      38,693,369

TEXTILES--4.1%

Hosiery Corp. of America,

   Sr. Sub. Notes, 13.75%, 2002                                                              15,000,000  (b)           3,862,500

J.B. Poindexter & Co.,

   Sr. Notes, 12.5%, 2004                                                                     9,625,000                7,832,344

Levi Strauss & Co.,

   Notes, 6.8%, 2003                                                                          8,913,000                7,977,135


                                                     Principal

BONDS AND NOTES (CONTINUED)                                                                      Amount  (a)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TEXTILES (CONTINUED)

Sassco Fashions,

   Sr. Notes, 12.75%, 2004                                                                    9,017,519  (b)           2,096,573

                                                                                                                      21,768,552

TRANSPORTATION--2.2%

Statia Terminals,

   First Mortgage, Ser. B, 11.75%, 2003                                                       8,000,000                8,280,000

Stena AB,

   Sr. Notes, 10.5%, 2005                                                                     3,290,000                3,273,550

                                                                                                                      11,553,550

U.S. GOVERNMENTS--2.1%

U.S. Treasury Notes:

   3.5%, 11/15/2006                                                                           7,200,000                6,942,888

   5%, 8/15/2011                                                                              4,000,000                3,991,240

                                                                                                                      10,934,128

U.S. GOVERNMENT AGENCIES--3.7%

Federal National Mortgage Association,

   6.5%                                                                                       9,400,000  (j)           9,402,914

Government National Mortgage Association I,

   7%                                                                                        10,000,000  (j)          10,215,600

                                                                                                                      19,618,514

U.S. GOVERNMENT AGENCIES/MORTGAGED-BACKED--.7%

Federal National Mortgage Association,

  REMIC Trust, Gtd. Pass-Through Ctfs.:

      Ser. 2001-69, Cl. IQ, 6%, 6/25/2023                                                    11,109,891  (k)           1,284,581

      Ser. 2001-69, Cl. QI, 6%, 10/25/2021                                                    7,005,853  (k)             908,572

      Ser. 2001-74, Cl. NI, 6%, 2/25/2021                                                     8,275,000  (k)           1,616,215

      (Interest Only Obligation)                                                                                       3,809,368

UTILITIES-ELECTRIC--4.0%

AES,

   Sr. Sub. Notes, 8.375%, 2007                                                               2,353,000                1,917,695

Calpine,

   Sr. Notes, 7.625%, 2006                                                                    4,701,000                4,230,707

Hidroelectrica Piedra del Aguila:

   Notes, 8%, 2009                                                                            2,808,000  (c)           1,270,620

   Notes, 8.25%, 2009                                                                         3,529,687  (c)           1,597,184

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                     Principal

BONDS AND NOTES (CONTINUED)                                                                      Amount  (a)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES-ELECTRIC (CONTINUED)

Mission Energy Holding,

   Sr. Notes, 13.5%, 2008                                                                     3,627,000                3,971,565

Mirant Americas Generation,

   Sr. Notes, 7.625%, 2006                                                                    4,700,000                4,288,933

WCG Note Trust,

   Sr. Secured Notes, 8.25%, 2004                                                             4,000,000  (c)           3,880,268

                                                                                                                      21,156,972

WIRELESS COMMUNICATIONS--12.7%

AT&T Wireless Services,

   Sr. Notes, 7.35%, 2006                                                                     3,500,000                3,705,779

Alamosa Holdings:

   Sr. Discount Notes, 0/12.875%, 2010                                                        4,895,000  (d)           3,059,375

   Sr. Notes, 13.625%, 2011                                                                   3,025,000                3,191,375

American Tower,

   Sr. Notes, 9.375%, 2009                                                                    4,854,000                3,931,740

Comunicacion Celular,

   Sr. Notes, 14.125%, 2005                                                                   5,750,000  (c)           5,649,375

Crown Castle International,

   Sr. Notes, 9.375%, 2011                                                                    1,436,000                1,324,710

Horizon PCS,

   Sr. Notes, 13.75%, 2011                                                                    2,500,000  (c)           2,500,000

Loral Cyberstar,

   Sr. Notes, 10%, 2006                                                                      16,668,000               11,667,600

Microcell Telecommunications,

   Sr. Notes, Ser. B, 14%, 2006                                                               9,000,000                7,717,500

Nextel Communications:

   Conv. Sub. Deb., 5.25%, 2010                                                               8,745,000                5,323,519

   Sr. Notes, 9.375%, 2009                                                                   12,520,000                9,922,100

Pagemart Nationwide,

   Sr. Notes, 15%, 2005                                                                      13,500,000  (b)             101,250

SBA Communications,

   Sr. Notes, 10.25%, 2009                                                                    1,500,000                1,290,000

TeleCorp PCS,

   Sr. Sub. Notes, 10.625%, 2010                                                              1,053,000                1,226,745

Tritel PCS:

   Sr. Discount Notes, 0/12.75%, 2009                                                         1,000,000  (d)             855,000

   Sr. Sub. Notes, Ser. B, 10.375%, 2011                                                      2,526,000                2,904,900


                                                     Principal

BONDS AND NOTES (CONTINUED)                                                                      Amount  (a)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

WIRELESS COMMUNICATIONS (CONTINUED)

U.S. Unwired,

  Sr. Sub. Discount Notes,

   Ser. B, 0/13.375%, 2009                                                                    3,040,000  (d)           2,158,400

                                                                                                                      66,529,368

TOTAL BONDS AND NOTES

   (cost $588,184,280)                                                                                               488,030,346
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--5.5%                                                                           Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BROADCASTING--3.4%

Newscorp Overseas,

   Ser. A, Cum., $2.15625                                                                       149,573                3,574,795

Paxson Communications:

   Cum., $1,325                                                                                     921                7,828,500

   Cum. Conv., $975                                                                                 734  (c)           6,385,800

                                                                                                                      17,789,095

CABLE MEDIA--1.0%

CSC Holdings,

   Ser. H, Cum., $117.5                                                                          51,940                5,544,595

ENERGY--.5%

EXCO Resources,

   Cum. Conv., $1.05                                                                            140,000                2,451,400

METALS AND MINING--.6%

Kaiser Group Holdings,

   Cum., $3.85                                                                                  123,316                3,129,144

TOTAL PREFERRED STOCKS

   (cost $29,423,755)                                                                                                 28,914,234
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS--.0%
------------------------------------------------------------------------------------------------------------------------------------

CONSTRUCTION--.0%

Kaiser Group Holdings (rights)                                                                  123,316  (l,m,o)               0

TELECOMMUNICATIONS--.0%

WorldPort Communications                                                                        175,086  (c,m)            71,785

WIRELESS COMMUNICATION--.0%

Loral Cyberstar (warrants)                                                                      164,345  (m)              82,173

TOTAL COMMON STOCKS

   (cost $82,173)                                                                                                        153,958

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                     Principal

SHORT-TERM INVESTMENTS--5.3%                                                                     Amount  (a)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--4.9%

Salomon Smith Barney

   2.07%, 1/2/2002                                                                           12,295,000               12,294,293

UBS Finance,

   1.7%, 1/2/2002                                                                            13,400,000               13,399,367

                                                                                                                      25,693,660

U.S. TREASURY BILLS--.4%

   1.62%, 1/10/2002                                                                             950,000  (n)             949,658

   1.66%, 3/7/2002                                                                            1,200,000  (n)           1,196,448

                                                                                                                       2,146,106

TOTAL SHORT-TERM INVESTMENTS

   (cost $27,839,612)                                                                                                 27,839,766
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT (cost $645,529,820)                                                             103.8%              544,938,304

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (3.8%)             (20,043,536)

NET ASSETS                                                                                       100.0%              524,894,768

(A)  PRINCIPAL AMOUNT STATED IN U.S. DOLLARS UNLESS OTHERWISE NOTED. EUR-EUROS

(B)  NON-INCOME PRODUCING-SECURITY IN DEFAULT.

(C) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT DECEMBER 31, 2001, THESE SECURITIES AMOUNTED TO $50,760,099 OR 9.7% OF NET ASSETS.

(D) ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME THE STATED COUPON RATE BECOMES EFFECTIVE UNTIL MATURITY.

(E)  VARIABLE RATE SECURITY-INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(F) REFLECTS DATE SECURITY CAN BE REDEEMED AT HOLDER'S OPTION; THE STATED MATURITY DATE IS 8/1/2013.

(G) REFLECTS DATE SECURITY CAN BE REDEEMED AT HOLDER'S OPTION; THE STATED MATURITY DATE IS 8/15/2026.

(H)  SUBSEQUENT TO 12/31/2001, THESE SECURITIES BECAME NON-INCOME PRODUCING.(

(I)  SECURITY LINKED TO THE JP MORGAN DOMESTIC HIGH YIELD INDEX.

(J)  PURCHASED ON A FORWARD COMMITMENT BASIS.

(K)  NOTIONAL FACE AMOUNT SHOWN.

(L) THE RIGHTS ALLOW THE HOLDER TO PUT PREFERED STOCK BACK TO THE COMPANY UNDER CERTAIN CONDITIONS.

(M)  NON-INCOME PRODUCING SECURITY.(

(N)  PARTIALLY  HELD BY A  BROKER  AS  COLLATERAL  FOR  OPEN  FINANCIAL  FUTURES
     POSITIONS.

(O) THE VALUATION OF THESE SECURITIES HAS BEEN DETERMINED IN GOOD FAITH UNDER THE DIRECTION OF THE BOARD OF TRUSTEES.



                                 Acquisition  Purchase

Issuer                                                               Date       Price ($)((+))     Net Assets (%)      Valuation ($)
------------------------------------------------------------------------------------------------------------------------------------

Aetna Industries, Sr. Notes,                          7/8/1998-4/19/1999          108.12                      .44             15.50

  11.875%, 10/1/2006

Kaiser Group Holdings (rights)                                 6/26/2001             .00                      .00              0.00

((+))  AVERAGE COST

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF FINANCIAL FUTURES

December 31, 2001

                                                                   Market Value                                Unrealized
                                                                     Covered by                             (Depreciation)
                                            Contracts             Contracts ($)        Expiration        at 12/31/2001 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

Australian Dollars                                 46                2,334,040         March 2002                 (25,760)

                                                                                                     The Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           645,529,820   544,938,304

Interest and dividends receivable                                    11,419,662

Receivable for investment securities sold                             2,239,098

Receivable for shares of Beneficial Interest subscribed                 807,523

                                                                    559,404,587
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   618,276

Cash overdraft due to Custodian                                       2,194,978

Payable for investment securities purchased                          28,206,182

Payable for shares of Beneficial Interest redeemed                    3,472,278

Payable for futures variation margin--Note 3(a)                           2,760

Interest payable--Note 4                                                  1,886

Accrued expenses and other liabilities                                   13,459

                                                                     34,509,819
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      524,894,768
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     883,838,253

Accumulated undistributed of investment income--net                     745,974

Accumulated net realized gain (loss) on investments                (259,070,917)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions
  [including ($25,760) net unrealized depreciation
  on financial futures]                                            (100,618,542)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      524,894,768

NET ASSET VALUE PER SHARE

                                                            Class A           Class B           Class C          Class R
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                          114,885,864       325,834,296        84,044,087          130,521

Shares Outstanding                                       14,466,689        41,029,087        10,577,507           16,446
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                  7.94              7.94              7.95             7.94

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended December 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                            62,681,560

Cash dividends                                                       1,652,698

TOTAL INCOME                                                        64,334,258

EXPENSES:

Management fee--Note 2(a)                                            4,141,524

Distribution and service fees--Note 2(b)                             4,044,201

Interest expense--Note 4                                                47,238

TOTAL EXPENSES                                                       8,232,963

INVESTMENT INCOME--NET                                              56,101,295
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments,
  foreign currency transactions and options                       (158,264,527)

Net realized gain (loss) on financial futures                       (4,073,901)

NET REALIZED GAIN (LOSS)                                          (162,338,428)

Net unrealized appreciation (depreciation) on investments,
  foreign currency transactions and options [including
  ($25,760) net unrealized depreciation on financial futures]       94,671,731

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (67,666,697)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (11,565,402)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended December 31,
                                             -----------------------------------

                                                     2001                2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         56,101,295          76,701,534

Net realized gain (loss) on investments      (162,338,428)        (75,332,406)

Net unrealized appreciation (depreciation)
   on investments                              94,671,731         (83,332,643)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (11,565,402)        (81,963,515)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (13,191,082)        (11,861,821)

Class B shares                                (37,020,137)        (52,431,325)

Class C shares                                 (9,251,827)        (14,414,913)

Class R shares                                    (14,186)            (25,521)

TOTAL DIVIDENDS                               (59,477,232)        (78,733,580)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 43,751,647         108,547,169

Class B shares                                 38,531,846          50,708,388

Class C shares                                 10,597,267          15,397,988

Net assets received in connection with
   reorganization--Note 1                              --          80,236,472

Dividends reinvested:

Class A shares                                  4,838,032           4,242,853

Class B shares                                 10,270,950          14,442,997

Class C shares                                  2,792,651           4,451,986

Class R shares                                     13,330              16,002

Cost of shares redeemed:

Class A shares                                (51,277,447)        (99,764,708)

Class B shares                                (82,076,081)       (151,011,546)

Class C shares                                (23,159,068)        (64,637,556)

Class R shares                                    (10,320)           (172,433)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (45,727,193)        (37,542,388)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (116,769,827)       (198,239,483)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           641,664,595         839,904,078

END OF PERIOD                                 524,894,768         641,664,595

Undistributed investment income--net              745,974             472,431

SEE NOTES TO FINANCIAL STATEMENTS.




                                                             Year Ended December 31,
                                                       ---------------------------------

                                                              2001               2000
--------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A (A)

Shares sold                                              5,194,872          6,044,008

Shares issued in connection with reorganization--Note 1         --          8,263,282

Shares issued for dividends reinvested                     571,551            436,321

Shares redeemed                                         (6,118,981)       (10,159,556)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING             (352,558)         4,584,055
--------------------------------------------------------------------------------------

CLASS B (A)

Shares sold                                              4,476,099          5,088,296

Shares issued for dividends reinvested                   1,213,298          1,467,678

Shares redeemed                                         (9,762,310)       (15,297,675)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING           (4,072,913)        (8,741,701)
--------------------------------------------------------------------------------------

CLASS C

Shares sold                                              1,239,829          1,549,129

Shares issued for dividends reinvested                     329,948            451,310

Shares redeemed                                         (2,736,119)        (6,518,787)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING           (1,166,342)        (4,518,348)
--------------------------------------------------------------------------------------

CLASS R

Shares sold                                                     --                 --

Shares issued for dividends reinvested                       1,581              1,632

Shares redeemed                                             (1,145)           (17,105)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                  436            (15,473)

(A) DURING THE PERIOD ENDED DECEMBER 31, 2001, 44,859 CLASS B SHARES REPRESENTING $370,702 WERE AUTOMATICALLY CONVERTED TO 44,859 CLASS A SHARES AND DURING THE PERIOD ENDED DECEMBER 31, 2000, 79,191 CLASS B SHARES REPRESENTING $781,332 WERE AUTOMATICALLY CONVERTED TO 79,227 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.




                                                                                           Year Ended December 31,
                                                          --------------------------------------------------------------------------

CLASS A SHARES                                                   2001(a)        2000           1999           1998          1997(b)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             8.95          10.45          11.33          12.46         12.50

Investment Operations:

         Investment income--net                                   .84(c)        1.07           1.12           1.15           .71

Net realized and unrealized gain (loss)
   on investments                                                (.96)         (1.47)          (.90)         (1.14)         (.04)

Total from Investment Operations                                 (.12)          (.40)           .22            .01           .67

Distributions:

Dividends from investment income--net                            (.89)         (1.10)         (1.10)         (1.14)         (.71)

Net asset value, end of period                                   7.94           8.95          10.45          11.33         12.46
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (D)                                            (1.62)         (4.26)          1.99           (.10)         9.16(e)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                          .95            .95            .95            .95           .95(e)

Ratio of interest expense
   to average net assets                                          .01            .01            .01            .02           .08(e)

Ratio of net investment income
   to average net assets                                         9.91          10.80          10.19           9.55          9.34(e)

Portfolio Turnover Rate                                        158.92          26.76          40.79          45.34         28.83(f)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                                114,886        132,652        106,959        147,131        65,705

(A) AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME SECURITIES ON A SCIENTIFIC BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED DECEMBER 31, 2001 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $.06, INCREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY $.06, AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 10.52% TO 9.91%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  FROM MAY 30, 1997 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1997.

(C)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)  EXCLUSIVE OF SALES CHARGE.

(E)  ANNUALIZED.

(F)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




                                                                                           Year Ended December 31,
                                                             -----------------------------------------------------------------------

CLASS B SHARES                                                   2001(a)        2000            1999           1998          1997(b)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             8.95          10.45           11.33          12.46         12.50

Investment Operations:

Investment income--net                                            .80(c)        1.02            1.06           1.09           .66

Net realized and unrealized gain (loss)
   on investments                                                (.96)         (1.47)           (.89)         (1.14)         (.04)

Total from Investment Operations                                 (.16)          (.45)            .17           (.05)          .62

Distributions:

Dividends from investment income--net                            (.85)         (1.05)          (1.05)         (1.08)         (.66)

Net asset value, end of period                                   7.94           8.95           10.45          11.33         12.46
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (D)                                            (2.10)         (4.74)           1.48           (.61)         8.57(e)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                         1.45           1.45            1.45           1.45          1.45(e)

Ratio of interest expense
   to average net assets                                          .01            .01             .01            .02           .09(e)

Ratio of net investment income
   to average net assets                                         9.42          10.32            9.70           9.02          8.73(e)

Portfolio Turnover Rate                                        158.92          26.76           40.79          45.34         28.83(f)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                                325,834        403,702         562,605        551,415       198,057



(A) AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME SECURITIES ON A SCIENTIFIC BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED DECEMBER 31, 2001 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $.05, INCREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY $.05, AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 10.03% TO 9.42%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  FROM MAY 30, 1997 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1997.

(C)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)  EXCLUSIVE OF SALES CHARGE.

(E)  ANNUALIZED.

(F)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                            Year Ended December 31,
                                                              ----------------------------------------------------------------------

CLASS C SHARES                                                   2001(a)        2000            1999           1998          1997(b)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             8.96          10.45           11.33          12.47         12.50

Investment Operations:

Investment income--net                                            .78(c)        1.01            1.04           1.06           .65

Net realized and unrealized gain (loss)
   on investments                                                (.96)         (1.47)           (.90)         (1.15)         (.03)

Total from Investment Operations                                 (.18)          (.46)            .14           (.09)          .62

Distributions:

Dividends from investment income--net                            (.83)         (1.03)          (1.02)         (1.05)         (.65)

Net asset value, end of period                                   7.95           8.96           10.45          11.33         12.47
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (D)                                            (2.23)         (4.96)           1.23           (.93)         8.47(e)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                         1.70           1.70            1.70           1.70          1.70(e)

Ratio of interest expense
   to average net assets                                          .01            .01             .01            .02           .09(e)

Ratio of net investment income
   to average net assets                                         9.17          10.09            9.45           8.77          8.54(e)

Portfolio Turnover Rate                                        158.92          26.76           40.79          45.34         28.83(f)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                                 84,044        105,167         170,011        204,184        67,495


(A) AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME SECURITIES ON A SCIENTIFIC BASIS SECURITIES. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED DECEMBER 31, 2001 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $.05, INCREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY $.05, AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 9.78% TO 9.17%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  FROM MAY 30, 1997 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1997.

(C)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)  EXCLUSIVE OF SALES CHARGE.

(E)  ANNUALIZED.

(F)  NOT ANNUALIZED

SEE NOTES TO FINANCIAL STATEMENTS.



                                                                                              Year Ended December 31,
                                                                --------------------------------------------------------------------

CLASS R SHARES                                                   2001(a)        2000            1999           1998          1997(b)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             8.95          10.44           11.32          12.45         12.50

Investment Operations:

Investment income--net                                            .86(c)        1.16            1.05           1.25           .81

Net realized and unrealized gain (loss)
   on investments                                                (.96)         (1.52)           (.80)         (1.21)         (.14)

Total from Investment Operations                                 (.10)          (.36)            .25            .04           .67

Distributions:

Dividends from investment income--net                            (.91)         (1.13)          (1.13)         (1.17)         (.72)

Net asset value, end of period                                   7.94           8.95           10.44          11.32         12.45
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                (1.26)         (4.02)           2.24            .14          9.26(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                          .70            .70             .70            .70           .75(d)

Ratio of interest expense
   to average net assets                                          .01            .01             .01            .03           .05(d)

Ratio of net investment income
   to average net assets                                        10.19          11.01           10.65          10.41         10.08(d)

Portfolio Turnover Rate                                        158.92          26.76           40.79          45.34         28.83(e)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                                    131            143             329            127           127

(A) AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME SECURITIES ON A SCIENTIFIC BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED DECEMBER 31, 2001 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $.05 AND INCREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY $.05, AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 10.80% TO 10.19%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  FROM MAY 30, 1997 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1997.

(C)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)  ANNUALIZED.

(E)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Limited Term High Income Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund's investment objective is to provide high current income. The Dreyfus Corporation (the
" Manager" ) serves as the fund's investment manager. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon Bank" ), which is a wholly-owned subsidiary of Mellon Financial Corporation.

On September 26, 2000 (the "Closing Date"), pursuant to an Agreement and Plan of Reorganization previously approved by the fund' s Board of Trustees, substantially all of the assets, subject to the liabilities, of the Dreyfus Debt and Equity Funds--Dreyfus Short Term High Yield Fund, were transferred to the fund in exchange for shares of Beneficial Interest of the fund in equal value. The fund's net asset value on the Closing Date was $9.71 per share, and a total of 8,263,282 shares, representing net assets of $80,236,472 (including $21,160,563 net unrealized depreciation on investments), were issued to Dreyfus Short Term High Yield Fund's shareholders in the exchange. The exchange was a tax free event.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the Distributor of the fund's shares. The fund is authorized to issue an unlimited number of shares of Beneficial Interest in each of the following classes of shares: Class A, Class B, Class C and Class R. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class B shares automatically convert to Class A shares after six years. Class R shares are sold pri marily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, other than U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures,

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

At December 31, 2001, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $745,974, accumulated capital losses $225,539,118 and unrealized depreciation $107,535,246. In addition, the portfolio had $33,186,110 of capital losses realized after October 31, 2001 which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2001. If not applied, $1,959,797 of the carryover expires in fiscal 2005, $10,707,877 expires in fiscal 2006, $27,148,408 expires in fiscal 2007, $46,414,385 expires in fiscal 2008 and $139,308,651 expires in fiscal 2009.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2001 and December 31, 2000, respectively, were as follows: ordinary income $59,477,232 and $78,733,580.

During the period ended December 31, 2001, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $15,253,807, increased accumulated net realized gain (loss) on investments by $14,446,132 and decreased paid-in capital by $29,699,939. Net assets were not affected by this reclassification.

NOTE 2--Investment Management Fee and Other Transactions with Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of

                                                                 The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

..70% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel fees). Each Trustee receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds and Trust (the "Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.

The Distributor retained $7,573 during the period ended December 31, 2001, from commissions earned on sales of the fund's shares

(b) Distribution and service plan: Under separate Distribution Plans (the
" Plans" ) adopted pursuant to Rule 12b-1 under the Act, Class A shares pay annually up to .25% of the value of the average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B and Class C shares pay the Distributor for distributing their shares at an aggregate annual rate of .. 50% and .75% of the value of the average daily net assets of Class B and Class C shares, respectively. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1

(the "Service Plan"), under which Class B and Class C shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares, respectively. During the period ended December 31, 2001, Class A, Class B and Class C shares were charged $314,795, $1,853,109 and $712,307, respectively, pursuant to their respective Plans. During the period ended December 31, 2001, Class B and Class C shares were charged $926,555, and $237,435 respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and financial futures, during the period ended December 31, 2001, amounted to $900,126,025 and $969,870,793, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at December 31, 2001, are set forth in the Statement of Financial Futures.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At December 31, 2001, accumulated net unrealized depreciation on investments was $100,591,516, consisting of $7,961,828 gross unrealized appreciation and $108,553,344 gross unrealized depreciation.

NOTE 4--Bank Lines of Credit:

The fund may borrow up to $20 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended December 31, 2001 was approximately $730,100 with a related weighted average annualized interest rate of 5.24%.

NOTE 5-Change in Accounting Principle:

As required, effective January 1, 2001, the fund began amortizing discount or premium on fixed income securities on a scientific basis as required by the AICPA Audit and Accounting Guide for Investment Companies. Prior to January 1, 2001, the fund did not amortize premiums on fixed income securities and amortized discount on a straight line basis. The cumulative effect of this accounting change had no impact on total net assets of the portfolio, but resulted in a $11,604,326 decrease in accumulated undistributed investment-income net and a corresponding $11,604,326 increase in net unrealized appreciation (depreciation) , based on securities held by the portfolio on December 31, 2000.

The effect of this change for the period ended December 31, 2001 was to decrease net investment income by $3,642,279, decrease net unrealized appreciation (depreciation) by $5,033,312, increase net realized gains (losses) by $8,675,591. The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation


INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders

The Dreyfus/Laurel Funds Trust:

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Limited Term High Income Fund (the "Fund") of The Dreyfus/Laurel Funds Trust, including the statements of investments and financial futures, as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. As to securities purchased and sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Limited Term High Income Fund of The Dreyfus/Laurel Funds Trust as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 5 to the financial statements, effective January 1, 2001, the Fund began amortizing discount or premium on fixed income securities on a scientific basis as required by the AICPA Audit and Accounting Guide for Investment Companies.


New York, New York

February 6, 2002

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the fund hereby designates 1.64% of the ordinary dividends paid during the fiscal year ended December 31, 2001 as qualifying for the corporate dividends received deduction.


BOARD MEMBERS INFORMATION (Unaudited)


                                                                                             No. of
                                                                                             Portfolios
Name (age)              Principal Occupation              Other Directorships                for which
                                                                                             Board
Position, (held since)  During Past 5 Years               And Affiliations                   Member Serves

Joseph S. DiMartino     o Chairman of the Board of        o The Muscular Dystrophy                     190
(58)                    various funds                     Association
Chairman of the Board   in the Dreyfus Family of Funds    o Plan Vista Corporation
(1999)                                                    (formerly
                                                          HealthPlan    Services
                                                          Corporation),        a
                                                          provider of marketing,
                                                          adminstrative and risk
                                                          management services to
                                                          health    and    other
                                                          benefit   programs   o
                                                          Carlyle    Industries,
                                                          Inc.,  button packager
                                                          and    distributor   o
                                                          Century       Business
                                                          Services,    Inc.,   a
                                                          provider   of  various
                                                          outsourcing  functions
                                                          for small  and  medium
                                                          size  companies  o The
                                                          Newark    Group,     a
                                                          privately held company
                                                          providing  a  national
                                                          network    of    paper
                                                          recovery   facilities,
                                                          paperboard  mills  and
                                                          paperboard  converting
                                                          plants o  QuikCAT.com,
                                                          Inc.,     a    private
                                                          company engaged in the
                                                          development   of  high
                                                          speed        movement,
                                                          routing,  storage  and
                                                          encryption   of   data
                                                          across  all  modes  of
                                                          data transport

James M. Fitzgibbons    o Chairman of the Board,          o Barrett & Resources, Inc.,                  28
(67)                    Davidson                          Director
Board Member (1985)     Cotton Company
                        o Chairman  of the Board and CEO of  Fieldcrest  Cannon,
                        Inc.

J. Tomlinson Fort (73)  o Of Counsel, Reed Smith, LLP, a
                        law firm
Board Member (1994)                                                                                     28

Kenneth A. Himmel (55)  o President and CEO, The          o CEO, American Food Management               28
                        Palladium Company
Board Member (1979)     o President and CEO, Himmel &
                        Company

Stephen J. Lockwood     o Chairman of the Board, Stephen  o BDML Holdings, Chairman of the              28
(54)                    J.                                Board
Board Member (1993)     Lockwood and Company LLC          o HCCH Insurance Holdings, Vice
                                                          Chairman
                        o Chairman of the Board and CEO,  o Affiliated Managers Group,
                        LDG                               Director
                        Reinsurance Corporation

Roslyn M. Watson (52)   o Principal, Watson Ventures,     o American Express Centurion                  28
                        Inc.                              Bank, Director
Board Member (1992)                                       o Hydro One, Inc., Director
                                                          o Hydro One Network Services,
                                                          Inc., Director
                                                          o The Hyams Foundation, Inc.
                                                          o National Osteoporosis
                                                          Foundation, Trustee

Benaree Pratt Wiley     o President and CEO of The        o Boston College, Trustee                     28
(55)                    Partnership,
Board Member (1998)     an organization dedicated to      o WGBH Educational Foundation,
                        increasing the                    Trustee
                        representation of African         o The Greater Boston Chamber of
                        Americans in                      Commerce,
                        positions of leadership,          Director
                        influence and
                        decision-making in Boston, MA.    o The First Albany Companies,
                                                          Inc., Director
                                                          o The Boston Company, Director
                                                          (April 1995-March 1998)

Once elected all Board Members serve for an indefinite term. Additional information about the Board Members, including their address is available in the Fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 92 investment companies (comprised of 183 portfolios) managed by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 55 years old, and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 10 investment companies (comprised of 60 portfolios) managed by the Manager. He is 36 years old, and has been an employee of the Manager since January 1986.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

WILLIAM MCDOWELL, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Taxable Fixed Income of the Manager, and an officer of 18 investment companies (comprised of 73 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since March 1981.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 47 years old, and has been an employee of the Manager since June 1993.


NOTES

                                                           For More Information

                        Dreyfus Premier Limited Term
                        High Income Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

Distributor

Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  029AR1201



Dreyfus Premier

Core Value Fund

ANNUAL REPORT December 31, 2001






The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            17   Financial Highlights

                            23   Notes to Financial Statements

                            30   Independent Auditors' Report

                            31   Important Tax Information

                            32   Board Members Information

                            33   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                Dreyfus Premier Core Value Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Premier Core Value Fund, covering the 12-month period from January 1, 2001 through December 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Valerie J. Sill.

2001 was a difficult year for the U.S. and global economies. It was a year in which one of America' s longest periods of economic expansion came to an end, derailed by widespread credit concerns, dramatically lower levels of corporate spending and the September 11 terrorist attacks. It was also a year in which the large-cap sector of the U.S. stock market posted its second consecutive year of negative returns, led lower by persistent declines among technology and telecommunications stocks.

The past year also reminded investors of the importance of some fundamental principles of investing. The merit of a long-term perspective was validated when stocks rallied in the fourth quarter, rewarding those investors who held onto companies with sound business fundamentals and bright prospects. The importance of diversification was underscored by the bond market's strong returns, which helped cushion the equity market's decline for investors who allocated their investments among different asset classes. Perhaps most significant, 2001 affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

As challenging as 2001 was, we believe better times are ahead in 2002. Signs of economic recovery have emerged, and the equity markets have recently rallied in response to renewed investor optimism. While we can't guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2002




DISCUSSION OF FUND PERFORMANCE

Valerie J. Sill, Portfolio Manager

How did Dreyfus Premier Core Value Fund perform relative to its benchmark?

For the 12-month period ended December 31, 2001, the fund produced total returns of -4.04% for its Class A Shares, -4.79% for its Class B Shares, -4.75% for its Class C shares, -3.96% for its Institutional shares, -3.80% for its Class R shares and -4.28% for its Class T shares.(1) In comparison, the fund's benchmark, the S&P 500/BARRA Value Index, produced a total return of -11.71% for the same period.(2)

We attribute the market's and fund's negative returns to a weakening economy, lower corporate profits and negative investor sentiment. However, the fund outperformed its benchmark, primarily because of a shift away from companies such as manufacturers of food and personal care products whose earnings are relatively insensitive to changes in the economy. Our shift in strategy after the September 11 terrorist attacks, when we purchased economically sensitive stocks that we expected to do well in an improving business climate, helped fund performance.

What is the fund's investment approach?

The fund invests primarily in large-cap companies that are considered undervalued based on traditional measures, such as price-to-earnings ratios. In choosing stocks, we use a "bottom-up" stock selection approach, focusing on individual companies, rather than a "top-down" approach that forecasts market trends. We also focus on a company's relative value, financial strength, sales and earnings momentum and likely catalysts that could ignite the stock price

What other factors influenced the fund's performance?

Although the fund outperformed its benchmark, absolute returns were negative, reflecting the stock market's continued struggle against recession and weak corporate profits. In this environment, value investing generally outperformed the growth style, although growth reasserted itself in the

                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

fourth quarter as investors began to see beyond the recession. Because value-oriented companies offer modest earnings and relatively low stock prices, they don' t typically fall during downturns as much as growth companies, where investors have much higher expectations.

Value stocks can be found in any industry and the fund's top-performing groups during 2001 were consumer services, health care and technology. In consumer services, retailers, such as Office Depot and Circuit City Group, were strong contributors to performance because of excellent management and profitability. In health care, Guidant, a manufacturer of cardiovascular supplies, and Johnson & Johnson, a maker of medical products and pharmaceuticals, led the way as health care remained one of the few profitable industries. In technology, International Business Machines continued to post strong earnings, while Apple Computer had success with its iMac brand, showing that value can also be found in traditional growth-oriented industries.

The two weakest industry groups for the fund were financial services and utilities. Financial services companies doing business on Wall Street suffered losses as business activity slowed, while utilities declined when energy prices fell sharply.

In early 2001, many analysts expected that an economic recovery would be underway by the second half of the year. However, that view of the economy changed with the September 11 terrorist attacks. After September 11, we believed that the recession would be deeper than previously anticipated and extend into 2002 but that the delayed recovery would be stronger in response to aggressive attempts by the Federal Reserve Board's (the "Fed") to reinvigorate the economy through lower interest rates.

Accordingly, we added stocks to the fund's portfolio that we believed would benefit from an eventual economic recovery. These included technology shares such as BMC Software, Honeywell International and Intel; specialty retailer Abercrombie & Fitch; broker Goldman Sachs Group; and insurers American International Group and Chubb. In capital goods, we added Xerox. To finance these purchases, we sold some of the fund's holdings of consumer staple companies such as Kimberly Clark and Kraft Foods. As of the end of the reporting period, these changes were generally successful as growth stocks began to rally.

What is the fund's current strategy?

As of December 31, 2001, the fund includes a high concentration of companies that, in our view, are likely to benefit from an improving economy. We believe that the Fed' s moves to reduce short-term interest rates from 6.5% to 1.75% throughout 2001 should stimulate growth in 2002.

January 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE S&P 500/BARRA VALUE INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF ALL THE STOCKS IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ("S&P 500 INDEX") THAT HAVE LOW PRICE-TO-BOOK RATIOS. THE S&P 500 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Core Value Fund Class A shares with the Standard & Poor's 500/BARRA Value Index

((+)) SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER CORE VALUE FUND ON 12/31/91 TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500/BARRA VALUE INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B, CLASS C, CLASS R, CLASS T AND INSTITUTIONAL SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE PERFORMANCE OF THE FUND'S CLASS A SHARES SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF ALL THE STOCKS IN THE S&P 500 THAT HAVE LOW PRICE-TO-BOOK RATIOS. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT



Average Annual Total Returns AS OF 12/31/01

                                                           Inception                                                       From
                                                             Date          1 Year          5 Years       10 Years        Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                                          (9.57)%          9.60%        12.21%
WITHOUT SALES CHARGE                                                       (4.04)%         10.90%        12.88%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                     1/16/98        (8.48)%           --             --              7.24%
WITHOUT REDEMPTION                                          1/16/98        (4.79)%           --             --              7.84%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))                  1/16/98        (5.68)%           --             --              7.85%
WITHOUT REDEMPTION                                          1/16/98        (4.75)%           --             --              7.85%

CLASS R SHARES                                              8/4/94         (3.80)%         11.12%           --             14.58%

INSTITUTIONAL SHARES                                        2/1/93         (3.96)%         11.01%           --             13.92%

CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%)                         8/16/99        (8.60)%           --             --              2.28%
WITHOUT SALES CHARGE                                        8/16/99        (4.28)%           --             --              4.28%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
      AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
          FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


December 31, 2001


STATEMENT OF INVESTMENTS

COMMON STOCKS--94.1%                                                                           Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

APPLIANCES & HOUSEHOLD DURABLES--3.0%

Koninklijke (Royal) Philips Electronics (New York Shares)                                      686,300               19,978,193

SONY, ADR                                                                                      153,300                6,913,830

                                                                                                                     26,892,023

BANKING--12.8%

American Express                                                                               500,800               17,873,552

Citigroup                                                                                      679,433               34,297,778

Fannie Mae                                                                                     380,100               30,217,950

FleetBoston Financial                                                                          396,547               14,473,965

Wachovia                                                                                         4,700                  147,392

Washington Mutual                                                                              266,150                8,703,105

Wells Fargo                                                                                    191,200                8,307,640

                                                                                                                    114,021,382

BASIC INDUSTRIES--2.0%

Air Products & Chemicals                                                                       134,600                6,314,086

China Steel, ADR                                                                                     7                      55

International Paper                                                                            292,700               11,810,445

                                                                                                                     18,124,586

BROKERAGE--5.7%

Goldman Sachs Group                                                                            177,200               16,435,300

J.P. Morgan Chase & Co.                                                                        225,950                8,213,283

Morgan Stanley Dean Witter & Co.                                                               266,700               14,919,198

Stilwell Financial                                                                             415,900               11,320,798

                                                                                                                     50,888,579

CAPITAL GOODS--12.9%

Boeing                                                                                         161,300                6,255,214

Corning                                                                                      1,179,700               10,522,924

Eaton                                                                                           53,500                3,980,935

Emerson Electric                                                                               159,660                9,116,586

Honeywell International                                                                        285,000                9,638,700

Pitney Bowes                                                                                   307,400               11,561,314

Rockwell Collins                                                                               179,200                3,494,400

Tyco International                                                                             419,600               24,714,440

United Technologies                                                                            272,800               17,631,064

Xerox                                                                                        1,754,600               18,282,932

                                                                                                                    115,198,509

CONSUMER NON-DURABLES--2.8%

Clorox                                                                                         252,200                9,974,510


COMMON STOCKS (CONTINUED)                                                                      Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER NON-DURABLES (CONTINUED)

Procter & Gamble                                                                                139,200               11,014,896

Winn-Dixie Stores                                                                               272,000                3,876,000

                                                                                                                      24,865,406

CONSUMER SERVICES--11.3%

Abercrombie & Fitch, Cl. A                                                                      318,300  (a)           8,444,499

Cendant                                                                                         327,900  (a)           6,430,119

Federated Department Stores                                                                     310,200  (a)          12,687,180

Knight-Ridder                                                                                   155,600               10,103,108

Liberty Media, Cl. A                                                                          2,137,500  (a)          29,925,000

McDonald's                                                                                      287,600                7,612,772

Office Depot                                                                                    563,600  (a)          10,449,144

RadioShack                                                                                      145,300                4,373,530

Walt Disney                                                                                     502,400               10,409,728

                                                                                                                     100,435,080

ENERGY--9.2%

BP Amoco, ADR                                                                                   294,400               13,692,544

Conoco, Cl. B                                                                                   610,120               17,266,396

Exxon Mobil                                                                                     827,732               32,529,868

Fording                                                                                          82,601                1,476,080

PanCanadian Energy                                                                              364,258                9,470,708

Sunoco                                                                                          215,900                8,061,706

                                                                                                                      82,497,302

HEALTH CARE--7.5%

American Home Products                                                                          139,100                8,535,176

Guidant                                                                                         230,700  (a)          11,488,860

Merck & Co.                                                                                     215,500               12,671,400

Pharmacia                                                                                       203,500                8,679,275

Schering-Plough                                                                                 366,800               13,135,108

Wellpoint Health Networks                                                                       104,600  (a)          12,222,510

                                                                                                                      66,732,329

INSURANCE--9.3%

Allstate                                                                                        248,600                8,377,820

American International Group                                                                    327,793               26,026,764

CIGNA                                                                                            75,000                6,948,750

Chubb                                                                                           131,000                9,039,000

John Hancock Financial Services                                                                 213,300                8,809,290

Lincoln National                                                                                228,500               11,098,245

                                                             The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                       Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INSURANCE (CONTINUED)

MetLife                                                                                        401,700               12,725,856

                                                                                                                     83,025,725

TECHNOLOGY--8.2%

BMC Software                                                                                    571,990  (a)           9,363,476

Computer Associates International                                                               374,800               12,926,852

International Business Machines                                                                 129,000               15,603,840

KPMG Consulting                                                                                 204,600  (a)           3,390,222

Lucent Technologies                                                                             576,600                3,626,814

Motorola                                                                                      1,184,740               17,794,795

Scientific-Atlanta                                                                              163,900                3,923,766

Solectron                                                                                       562,500  (a)           6,345,000

                                                                                                                      72,974,765

TELECOMMUNICATIONS--1.0%

SK Telecom, ADR                                                                                     270                    5,837

Sprint (FON Group)                                                                              453,800                9,112,304

                                                                                                                       9,118,141

TRANSPORTATION--.7%

CP Railway                                                                                      266,300                5,192,850

CP Ships                                                                                        124,400                1,350,984

                                                                                                                       6,543,834

UTILITIES--7.7%

AT&T                                                                                            522,371                9,475,810

CMS Energy                                                                                        6,700                  161,001

Edison International                                                                            514,000                7,761,400

Entergy                                                                                         197,400                7,720,314

Nextel Communications, Cl. A                                                                    835,700  (a)           9,159,272

PG&E                                                                                          1,094,100               21,050,484

Verizon Communications                                                                          221,556               10,515,048

WorldCom-WorldCom Group                                                                         213,600  (a)           3,007,488

                                                                                                                      68,850,817

TOTAL COMMON STOCKS

  (cost $763,657,802)                                                                                                840,168,478
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--1.5%
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER SERVICES;

News Corp, ADR

   (cost $11,656,143)                                                                           524,700               13,883,562


                                                                                               Principal

SHORT-TERM INVESTMENTS--3.7%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--.3%

General Electric Capital,

   1.82%, 1/2/2002                                                                            3,121,000                3,121,000

AGENCY DISCOUNT NOTES--3.4%

Federal Home Loan Banks,

   1.50 %, 1/2/2002                                                                          30,000,000               30,000,000

TOTAL SHORT-TERM INVESTMENTS

  (cost $33,121,000)                                                                                                  33,121,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $808,434,945)                                                             99.3%              887,173,040

CASH AND RECEIVABLES (NET)                                                                          .7%                5,859,090

NET ASSETS                                                                                       100.0%              893,032,130

(A)  NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           808,434,945   887,173,040

Cash                                                                    798,826

Receivable for shares of Beneficial Interest subscribed              11,302,645

Receivable for investment securities sold                            11,301,250

Dividends and interest receivable                                       494,280

                                                                    911,070,041
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   912,590

Payable for investment securities purchased                          15,516,073

Payable for shares of Beneficial Interest redeemed                    1,609,248

                                                                     18,037,911
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      893,032,130
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     823,663,103

Accumulated undistributed investment income--net                        273,388

Accumulated net realized gain (loss) on investments                 (9,642,243)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                   78,737,882
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      893,032,130

NET ASSET VALUE PER SHARE

                                 Class A            Class B           Class C            Class R         Class T      Institutional
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                695,054,010         68,122,723       23,611,696          46,555,021       1,132,154        58,556,526

Shares

   Outstanding                 24,281,872          2,404,967          833,203           1,626,729          39,544         2,047,271
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                   28.62              28.33             28.34              28.62           28.63              28.60

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Year Ended December 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $115,023 foreign taxes withheld at source)   12,793,116

Interest                                                               568,631

TOTAL INCOME                                                        13,361,747

EXPENSES:

Management fee--Note 2(a)                                            6,975,044

Distribution and service fees--Note 2(b)                             2,211,415

Loan commitment fees--Note 4                                             9,534

TOTAL EXPENSES                                                       9,195,993

INVESTMENT INCOME--NET                                               4,165,754
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                            (7,524,528)

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                               (22,558,183)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (30,082,711)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            (25,916,957)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                              ----------------------------------

                                                     2001                 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          4,165,754             5,198,106

Net realized gain (loss) on investments        (7,524,528)           68,393,858

Net unrealized appreciation (depreciation)
   on investments                             (22,558,183)           (1,563,766)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (25,916,957)           72,028,198
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (3,635,658)          (4,468,910)

Class B shares                                    (3,872)             (13,752)

Class C shares                                      (870)              (2,282)

Class R shares                                  (156,183)             (10,170)

Class T shares                                    (2,038)                (595)

Institutional shares                            (390,332)            (525,129)

Net realized gain on investments:

Class A shares                               (18,095,323)         (56,485,644)

Class B shares                                  (834,436)          (1,237,002)

Class C shares                                  (187,438)            (242,981)

Class R shares                                  (363,311)             (98,289)

Class T shares                                    (8,985)             (11,361)

Institutional shares                          (1,736,417)          (5,708,337)

TOTAL DIVIDENDS                              (25,414,863)         (68,804,452)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                193,962,851         150,669,087

Class B shares                                 59,253,982          11,546,686

Class C shares                                 24,603,601           2,995,939

Class R shares                                 46,044,785             340,985

Class T shares                                  1,120,370             145,902

Institutional shares                            3,278,247           4,679,590


                                                     Year Ended December 31,
                                             -----------------------------------

                                                     2001               2000
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($) (CONTINUED):

Dividends reinvested:

Class A shares                                 19,065,800          53,392,122

Class B shares                                    690,728           1,060,343

Class C shares                                    117,403             143,261

Class R shares                                    519,409             108,205

Class T shares                                     10,283              11,968

Institutional shares                            2,091,431           6,121,851

Cost of shares redeemed:

Class A shares                              (107,044,061)        (162,682,274)

Class B shares                                (7,153,532)          (2,259,764)

Class C shares                                (4,117,587)            (886,222)

Class R shares                                (2,376,606)            (207,125)

Class T shares                                  (129,695)             (26,872)

Institutional shares                          (5,415,431)         (12,663,501)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS     224,521,978           52,490,181

TOTAL INCREASE (DECREASE) IN NET ASSETS      173,190,158            55,713,927
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           719,841,972          664,128,045

END OF PERIOD                                 893,032,130          719,841,972

Undistributed investment income--net              273,388              473,481

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                     Year Ended December 31,
                                               ---------------------------------

                                                     2001                 2000
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     6,786,444            4,906,281

Shares issued for dividends reinvested            679,854            1,779,939

Shares redeemed                                (3,695,650)          (5,313,838)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   3,770,648            1,372,382
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                     2,077,778             379,408

Shares issued for dividends reinvested             24,819              35,752

Shares redeemed                                 (258,611)             (75,877)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,843,986             339,283
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       861,314              98,128

Shares issued for dividends reinvested              4,216               4,832

Shares redeemed                                  (145,070)            (29,126)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     720,460              73,834
--------------------------------------------------------------------------------

CLASS R

Shares sold                                     1,655,804              11,236

Shares issued for dividends reinvested             18,510               3,608

Shares redeemed                                   (84,394)             (6,741)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,589,920               8,103
--------------------------------------------------------------------------------

CLASS T

Shares sold                                        38,881               4,857

Shares issued for dividends reinvested                367                 400

Shares redeemed                                    (4,672)               (883)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      34,576               4,374
--------------------------------------------------------------------------------

INSTITUTIONAL SHARES

Shares sold                                       107,898             152,344

Shares issued for dividends reinvested             74,633             204,134

Shares redeemed                                  (189,215)           (415,720)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      (6,684)            (59,242)

(A) DURING THE PERIOD ENDED DECEMBER 31, 2001, 4,645 CLASS B SHARES REPRESENTING $137,875 WERE AUTOMATICALLY CONVERTED TO 4,600 CLASS A SHARES AND DURING THE PERIOD ENDED DECEMBER 31, 2000, 1,450 CLASS B SHARES REPRESENTING $44,794 WERE AUTOMATICALLY CONVERTED TO 1,439 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                           Year Ended December 31,
                                                                 -------------------------------------------------------------------

CLASS A SHARES                                                   2001            2000           1999            1998           1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            30.93           30.83          29.26          30.11           30.40

Investment Operations:

Investment income--net                                            .17(a)          .24(a)         .13(a)         .19             .22

Net realized and unrealized gain (loss)
   on investments                                               (1.46)           3.04           4.78           1.95            6.98

Total from Investment Operations                                (1.29)           3.28           4.91           2.14            7.20

Distributions:

Dividends from investment income--net                            (.16)           (.23)          (.13)          (.17)           (.23)

Dividends in excess of
   investment income--net                                          --              --             --             --            (.01)

Dividends from net realized gain
   on investments                                                (.86)          (2.95)         (3.21)         (2.82)          (7.25)

Total Distributions                                             (1.02)          (3.18)         (3.34)         (2.99)          (7.49)

Net asset value, end of period                                  28.62           30.93          30.83          29.26           30.11
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                (4.04)(b)       11.21(b)       17.29(b)        7.06(b)        25.21
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.15            1.15           1.15           1.15            1.14

Ratio of net investment income
   to average net assets                                          .58             .79            .41            .61             .64

Decrease reflected in above expense ratios
   due to undertakings by
   The Dreyfus Corporation                                         --              --             --             --             .01

Portfolio Turnover Rate                                         68.77           88.70          91.22          84.32           92.99
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ X 1,000)                                                695,054         634,410        590,129        555,863         585,624

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                             Year Ended December 31,
                                                                     ---------------------------------------------------------------

CLASS B SHARES                                                       2001             2000             1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                30.68            30.64            29.19            29.04

Investment Operations:

Investment income (loss)--net                                        (.07)(b)          .01(b)          (.10)(b)         (.02)

Net realized and unrealized gain (loss)
   on investments                                                   (1.42)            3.01             4.76             3.00

Total from Investment Operations                                    (1.49)            3.02             4.66             2.98

Distributions:

Dividends from investment income--net                                (.00)(c)         (.03)              --             (.01)

Dividends from net realized gain
   on investments                                                   (.86)           (2.95)           (3.21)           (2.82)

Total Distributions                                                 (.86)           (2.98)           (3.21)           (2.83)

Net asset value, end of period                                     28.33            30.68            30.64            29.19
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (D)                                               (4.79)           10.39            16.37            10.24(e)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                             1.90            1.90             1.90              1.82(e)

Ratio of net investment income (loss)
   to average net assets                                            (.24)            .03             (.33)             (.14)(e)

Portfolio Turnover Rate                                            68.77           88.70            91.22             84.32
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                             68,123          17,209            6,792             2,033



(A) FROM JANUARY 16, 1998 (COMMENCEMENT OF INITIAL OFFERING) TO
    DECEMBER 31, 1998

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) EXCLUSIVE OF SALES CHARGE.

(E) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




                                                                                            Year Ended December 31,
                                                                    ----------------------------------------------------------------

CLASS C SHARES                                                       2001             2000             1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                30.68            30.64            29.19            29.04

Investment Operations:

Investment income (loss)--net                                        (.06)(b)          .00(b,c)        (.11)(b)         (.02)

Net realized and unrealized gain (loss)
   on investments                                                   (1.42)            3.02             4.77             3.00

Total from Investment Operations                                    (1.48)            3.02             4.66             2.98

Distributions:

Dividends from investment income--net                                (.00)(c)         (.03)              --             (.01)

Dividends from net realized gain
   on investments                                                    (.86)           (2.95)           (3.21)           (2.82)

Total Distributions                                                  (.86)           (2.98)           (3.21)           (2.83)

Net asset value, end of period                                      28.34            30.68            30.64            29.19
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (D)                                                (4.75)           10.35            16.41            10.24(e)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              1.90             1.90             1.90             1.82(e)

Ratio of net investment income (loss)
   to average net assets                                             (.24)             .01             (.35)            (.13)(e)

Portfolio Turnover Rate                                             68.77            88.70            91.22            84.32
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                              23,612            3,459            1,192              195


(A) FROM JANUARY 16, 1998 (COMMENCEMENT OF INITIAL OFFERING) TO
    DECEMBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) EXCLUSIVE OF SALES CHARGE.

(E) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                         Year Ended December 31,
                                                          --------------------------------------------------------------------------

CLASS R SHARES                                              2001          2000            1999           1998           1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                       30.92         30.82           29.25          30.11          30.46

Investment Operations:

Investment income--net                                       .23(a)        .32(a)          .20(a)         .26            .33(a)

Net realized and unrealized gain (loss)
   on investments                                          (1.44)         3.04            4.79           1.95           6.90

Total from Investment Operations                           (1.21)         3.36            4.99           2.21           7.23

Distributions:

Dividends from investment income--net                       (.23)         (.31)           (.21)          (.25)          (.32)

Dividends in excess of
   investment income--net                                     --             --             --              --          (.01)

Dividends from net realized gain
   on investments                                           (.86)        (2.95)          (3.21)         (2.82)         (7.25)

Total Distributions                                        (1.09)        (3.26)          (3.42)         (3.07)         (7.58)

Net asset value, end of period                             28.62         30.92           30.82          29.25          30.11
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                           (3.80)        11.49           17.59           7.01          25.54
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                      .90           .90             .90            .90            .89

Ratio of net investment income
   to average net assets                                     .78          1.03             .65            .82            .88

Decrease reflected in above expense ratios
   due to undertakings by
   The Dreyfus Corporation                                    --            --              --              --           .01

Portfolio Turnover Rate                                    68.77         88.70           91.22           84.32         92.99
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ X 1,000)                                            46,555         1,138             885             842           867

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                                    Year Ended December 31,
                                                                                      ----------------------------------------------

CLASS T SHARES                                                                         2001            2000           1999(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  30.93           30.84           32.45

Investment Operations:

Investment income--net                                                                .07(b)         .17(b)           .01(b)

Net realized and unrealized gain (loss)
   on investments                                                                    (1.42)            3.03           1.23

Total from Investment Operations                                                     (1.35)            3.20           1.24

Distributions:

Dividends from investment income--net                                                 (.09)           (.16)           (.02)

Dividends from net realized gain on investments                                       (.86)          (2.95)          (2.83)

Total Distributions                                                                   (.95)          (3.11)          (2.85)

Net asset value, end of period                                                        28.63          30.93           30.84
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                                                 (4.28)          10.89          4.10(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                               1.40           1.40            .53(d)

Ratio of net investment income
   to average net assets                                                               .25            .57            .05(d)

Portfolio Turnover Rate                                                              68.77          88.70             91.22
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                                                1,132            154               18


(A) FROM AUGUST 16, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO
    DECEMBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                           Year Ended December 31,
                                                                 -------------------------------------------------------------------

INSTITUTIONAL SHARES                                              2001           2000            1999           1998            1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                              30.90         30.81           29.24           30.10          30.38

Investment Operations:

Investment income--net                                           .20(a)        .27(a)          .16(a)             .22            .26

Net realized and unrealized gain (loss)
   on investments                                                (1.45)         3.04            4.78             1.95           6.98

Total from Investment Operations                                 (1.25)         3.31            4.94             2.17           7.24

Distributions:

Dividends from investment income--net                             (.19)         (.27)           (.16)            (.21)         (.26)

Dividends in excess of
   investment income--net                                            --           --              --              --           (.01)

Dividends from net realized gain
   on investments                                                 (.86)        (2.95)          (3.21)           (2.82)        (7.25)

Total Distributions                                              (1.05)        (3.22)          (3.37)           (3.03)        (7.52)

Net asset value, end of period                                    28.60        30.90           30.81            29.24         30.10
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 (3.96)        11.30           17.41             7.17         25.34
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           1.05          1.05            1.05             1.05          1.04

Ratio of net investment income
   to average net assets                                           .70           .89             .50              .71           .74

Decrease reflected in above expense ratios
   due to undertakings by
   The Dreyfus Corporation                                          --            --              --              --            .01

Portfolio Turnover Rate                                           68.77        88.70            91.22           84.32         92.99
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ X 1,000)                                                   58,557       63,473           65,111          74,058        80,427

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Core Value fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds Trust (the "Trust" ) which is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering three series including the fund. The fund's investment objective is to seek long-term growth of capital and current income. The Dreyfus Corporation (the "Manager") serves as the fund's investment manager. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon Bank" ), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of shares of Beneficial Interest in each of the following classes of shares: Class A, Class B, Class C, Class R, Class T and Institutional shares. Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are subject to a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales charge or CDSC. Institutional shares are offered only to those customers of certain financial planners and investment advisers who held shares of a predecessor class of the fund as of April 4, 1994, and bear a distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution and service fees and voting rights on matters affecting a single class.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis.

(c) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(d) Forward currency exchange contracts: The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At December 31, 2001, there were no open forward currency exchange contracts.

(e) Distributions to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are

                                                                 The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

At December 31, 2001, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $273,388, accumulated capital losses $4,087,843 and unrealized appreciation $78,271,006. In addition, the portfolio had $5,087,524 of capital losses realized after October 31, 2001 which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2001. If not applied, $4,087,843 of the carryover expires in fiscal 2009.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2001 and December 31, 2000, respectively, were as follows: ordinary income $16,254,718 and $35,709,227 and long-term capital gains $9,160,145 and $33,095,225.

During the period ended December 31, 2001, as a result of permanent book to tax differences, the portfolio decreased accumulated undistributed investment income-net by $176,894 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .90% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund' s allocable portion of fees and expenses of the non-interested Trustees (including counsel fees) . Each Trustee receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and the Trust (the "Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts) . These fees are charged and allocated to each series based on net assets. In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.

The Distributor retained $43,811 during the period ended December 31, 2001, from commissions earned on sales of the fund's shares.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(b) Distribution and service plan: Under separate Distribution Plans (the
" Plans" ) adopted pursuant to Rule 12b-1 under the Act, Class A shares and Institutional shares may pay annually up to .25% and .15%, respectively, of the value of their average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares and Institutional shares, and Class B, Class C and Class T shares pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares, and .25% of the value of average daily net assets of Class T shares. The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the "Service Plan"), under which Class B, Class C and Class T shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares, respectively. During the period ended December 31, 2001, Class A, Class B, Class C, Class T and Institutional shares were charged $1,614,766, $313,551, $63,678, $1,725 and $90,227, respectively, pursuant to their respective Plans. During the period ended December 31, 2001, Class B, Class C and Class T shares were charged $104,517, $21,226 and $1,725, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.


NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2001, amounted to $700,616,773 and $522,348,738, respectively.

At December 31, 2001, accumulated net unrealized appreciation on investments was $78,738,095, consisting of $107,121,389 gross unrealized appreciation and $28,383,294 gross unrealized depreciation.

At December 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (" the Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2001, the fund did not borrow under the Facility.

NOTE 5--Litigation:

The Manager and Distributor, together with the advisers and distributors of a substantial number of fund complexes, are defendants in a putative class action alleging that the advisory and distribution fees paid to the defendants since May 1991 were excessive and unlawful. Although it is difficult to predict the ultimate outcome of this case, management believes that the claims are without merit and intends to vigorously contest them.

                                                             The Fund

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders

The Dreyfus/Laurel Funds Trust:

We have audited the accompanying statement of assets and liabilities, of Dreyfus Premier Core Value Fund (the "Fund" ) of The Dreyfus/Laurel Funds Trust, including the schedule of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. As to securities purchased and sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Core Value Fund of The Dreyfus/Laurel Funds Trust as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.


New York, New York

February 6, 2002



IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes the fund hereby designates $.3720 per share as a long-term capital gain distribution paid on March 30, 2001.

The fund also designates 53.40% of the ordinary dividends paid during the fiscal year ended December 31, 2001 as qualifying for the corporate dividends received deduction.

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited)


                                                                                                   No. of
                                                                                                   Portfolios
Name (age)                Principal Occupation               Other Directorships                   for which Board
Position, (held since)    During Past 5 Years                And Affiliations                      Member Serves

Joseph S. DiMartino (58)  o Chairman of the Board of         o The Muscular Dystrophy Association              190
                          various
Chairman of the Board     funds in the Dreyfus Family of     o Plan Vista Corporation (formerly
(1999)                    Funds
                                                             HealthPlan Services
                                                             Corporation),     a
                                                             provider         of
                                                             marketing,
                                                             adminstrative   and
                                                             risk     management
                                                             services  to health
                                                             and  other  benefit
                                                             programs  o Carlyle
                                                             Industries,   Inc.,
                                                             button packager and
                                                             distributor       o
                                                             Century    Business
                                                             Services,  Inc.,  a
                                                             provider of various
                                                             outsourcing
                                                             functions for small
                                                             and   medium   size
                                                             companies   o   The
                                                             Newark   Group,   a
                                                             privately      held
                                                             company providing a
                                                             national network of
                                                             paper      recovery
                                                             facilities,
                                                             paperboard    mills
                                                             and      paperboard
                                                             converting plants o
                                                             QuikCAT.com,  Inc.,
                                                             a  private  company
                                                             engaged    in   the
                                                             development of high
                                                             speed     movement,
                                                             routing,    storage
                                                             and  encryption  of
                                                             data   across   all
                                                             modes    of    data
                                                             transport

James M. Fitzgibbons (67) o Chairman of the Board, Davidson  o Barrett & Resources, Inc., Director              28
Board Member (1985)       Cotton Company
                          o Chairman of the Board and CEO of Fieldcrest  Cannon,
                          Inc.

J. Tomlinson Fort (73)    o Of Counsel, Reed Smith, LLP,                                                        28
Board Member (1994)       a law firm

Kenneth A. Himmel (55)    o President and CEO, The           o CEO, American Food Management                    28
                          Palladium
Board Member (1979)       Company
                          o President and CEO, Himmel &
                         Company

Stephen J. Lockwood (54)  o Chairman of the Board, Stephen   o BDML Holdings, Chairman of the                   28
                          J.                                 Board
Board Member (1993)       Lockwood and Company LLC           o HCCH Insurance Holdings, Vice
                                                            Chairman
                          o Chairman of the Board and CEO,   o Affiliated Managers Group, Director
                          LDG Reinsurance Corporation

Roslyn M. Watson (52)     o Principal, Watson Ventures, Inc. o American Express Centurion Bank,                 28
                                                             Director
Board Member (1992)                                          o Hydro One, Inc., Director
                                                             o Hydro One Network Services, Inc.,
                                                             Director
                                                             o The Hyams Foundation, Inc.
                                                             o National Osteoporosis Foundation,
                                                             Trustee

Benaree Pratt Wiley (55)  o President and CEO of The         o Boston College, Trustee                          28
                          Partnership,
Board Member (1998)       an organization dedicated to       o WGBH Educational Foundation,
                          increasing                         Trustee
                          the representation of African      o The Greater Boston Chamber of
                          Americans                          Commerce,
                          in positions of leadership,        Director
                          influence
                          and decision-making in Boston, MA. o The First Albany Companies, Inc.,
                                                             Director
                                                             o The Boston Company, Director
                                                             (April 1995-March 1998)

Once elected all Board Members serve for an indefinite term. Additional information about the Board Members, including their address is available in the Fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.




OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 92 investment companies (comprised of 183 portfolios) managed by the Manager. Mr. Canter also is a Director and Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, General Counsel and Secretary of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 55 years old, and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 10 investment companies (comprised of 59 portfolios) managed by the Manager. He is 36 years old, and has been an employee of the Manager since January 1986.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

WILLIAM MCDOWELL, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Taxable Fixed Income of the Manager, and an officer of 18 investment companies (comprised of 73 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since March 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 47 years old, and has been an employee of the Manager since June 1993.

                                                             The Fund

                                                           For More Information

                        Dreyfus Premier Core Value Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  312AR1201




Dreyfus

Premier Managed

Income Fund

ANNUAL REPORT December 31, 2001






The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            18   Financial Highlights

                            22   Notes to Financial Statements

                            28   Report of Independent Auditors

                            29   Board Members Information

                            30   Officers Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                            Managed Income Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Premier Managed Income Fund, covering the 12-month period from January 1, 2001 through December 31, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with David S. Hertan, a portfolio manager and member of the fixed-income team that manages the fund.

In 2001, bonds generally posted higher returns than stocks for the second consecutive year. Although one of America' s longest periods of economic expansion came to an end, bonds generally benefited from the Federal Reserve Board' s efforts to reinvigorate an ailing economy. Eleven interest-rate reductions drove short-term rates to their lowest levels in 40 years, helping to boost bond prices, including those of U.S. Treasury securities and investment-grade corporate bonds.

2001 also reminded investors of the importance of some fundamental principles of investing. The merit of a long-term perspective was validated when stocks and lower rated bonds rallied in the fourth quarter, rewarding those investors who held onto companies with sound business fundamentals and bright prospects. The importance of diversification was underscored by the bond market's strong returns, which helped cushion the equity market's decline for investors who allocated their investments among different asset classes. Perhaps most significant, 2001 affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

With bond yields ending 2001 at historically low levels, a repeat of last year's bond market performance seems unlikely. Nonetheless, investment opportunities may abound. Signs of economic recovery have emerged, and the equity markets have recently rallied in response to renewed investor optimism. While we can't guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2002




DISCUSSION OF FUND PERFORMANCE

David S. Hertan, Portfolio Manager

How did Dreyfus Premier Managed Income Fund perform relative to its benchmark?

For the 12-month period ended December 31, 2001, Dreyfus Premier Managed Income Fund achieved a total return of 6.09% for Class A shares, 5.30% for Class B shares, 5.29% for Class C shares and 6.24% for Class R shares.(1) In comparison, the fund's benchmark, the Lehman Brothers Aggregate Bond Index, achieved a total return of 8.44% for the same period.(2)

While the fund had a positive overall performance during the reporting period, the fund' s performance lagged that of its benchmark primarily because of the fund' s exposure to high yield bonds, which performed poorly for most of the reporting period. On the other hand, the fund's investments in investment-grade corporate bonds and asset-backed securities contributed positively to performance.

What is the fund's investment approach?

The fund invests at least 65% of its total assets in United States government debt and investment-grade corporate debt obligations. We do not attempt to match the sector percentages of any index, nor do we attempt to predict the direction of interest rates by substantially altering the fund's sensitivity to changes in rates. Instead, the heart of our investment process is selecting individual securities that possess a combination of superior fundamentals and attractive relative valuations.

What other factors influenced the fund's performance?

Entering 2001, we believed that the U.S. economy would bounce back quickly, primarily because the Federal Reserve Board (the "Fed") was acting aggressively to lower short-term interest rates. As a result, we took the opportunity to invest in high yield bonds, which typically do well when the economy is on the rebound. However, the economic

                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

recovery proved illusory, eventually slipping into a recession. Many of the fund' s high yield investments, which comprised as much as 10% of assets, weakened.

Investments in lower rated bonds issued by telecommunications companies declined sharply. Telecommunications companies tend to have large amounts of debt, and investors became concerned about the ability to pay off these debts as business conditions deteriorated. This became particularly acute after the September 11 terrorist attacks, which deepened the recession and caused investors to shun credit risk. During the fourth quarter, however, high yield bonds rallied as investors began to look beyond the current recession, hoping for a recovery in 2002.

In contrast, investment-grade corporate bonds performed much better than their high yield counterparts. Investors were more willing to assume moderate levels of credit risk in investment-grade corporate bonds in return for higher levels of income compared to Treasury and agency securities. Individual bond issuers that performed well for the fund included Wells Fargo, Bank One and Allstate. Also, bonds from such transportation companies as Union Pacific and Burlington Northern Santa Fe contributed positively to the fund's performance.

Asset-backed securities also performed well. As the name implies, asset-backed securities are bonds that are secured by a portfolio of loans, such as automobile loans or credit card receivables. Asset-backed securities typically offer attractive levels of income at relatively low levels of risk.

By year-end, the Fed had reduced short-term interest rates 11 times for a total reduction of 4.75 percentage points during the reporting period. Generally, lower short-term rates represent a positive development for bond investors, because bond prices move inversely to changes in their yields. However, yields on bonds in the two- to five-year maturity range declined significantly more than yields on 10- to 30-year bonds. As a result, the fund's holdings of short-term bonds generally outperformed longer term bonds. This occasionally hurt the fund' s relative performance, particularly when the fund was more heavily weighted in longer maturities.


While the Fed' s actions proved to be beneficial for homeowners who refinanced their mortgages at lower rates, it was negative for investors in mortgage-backed securities. These investors faced "prepayment risk" from the return of their investment' s principal. We reduced our risk in this type of security by emphasizing mortgages with lower coupons and shorter maturities, which we believed were less likely to be refinanced.

What is the fund's current strategy?

Our current strategy is based on anticipation of a modest growth, low-inflation environment for 2002 that is generally favorable for fixed-income securities. The focus of the fund is to maintain a relatively longer portfolio duration as deflationary pressures persist. There is also a focus on securities in the three- to five-year maturity range, which should capitalize on the current steep yield curve, and on securities with longer maturities, which should benefit from a decreased supply due to the U.S. Treasury eliminating 30-year bonds.

We also believe that corporate bonds -- both investment grade and high yield -- are attractively priced at current levels. There has been a general increase in corporate credit quality and the negative factors that have impacted the corporate bond market in recent years appear to be abating. Increased emphasis on corporate credit, particularly investment grade, should positively impact performance.

January 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Managed Income Fund Class A shares and the Lehman Brothers Aggregate Bond Index

((+)) SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER MANAGED INCOME FUND ON 12/31/91 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS AGGREGATE BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B, CLASS C AND CLASS R SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE PERFORMANCE OF THE FUND'S CLASS A SHARES SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES, AND ASSET-BACKED SECURITIES. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT



Average Annual Total Returns AS OF 12/31/01

                                                           Inception                                                      From
                                                             Date           1 Year         5 Years        10 Years      Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (4.5%)                                             1.36%          4.65%           6.06%
WITHOUT SALES CHARGE                                                         6.09%          5.63%           6.55%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                    12/19/94          1.30%          4.52%            --           6.10%((+)(
WITHOUT REDEMPTION                                         12/19/94          5.30%          4.84%            --           6.10%((+)(

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+)(+))              12/19/94          4.29%          4.85%            --           5.99%
WITHOUT REDEMPTION                                         12/19/94          5.29%          4.85%            --           5.99%

CLASS R SHARES                                              2/1/93           6.24%          5.88%            --           6.40%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%. AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+)) ASSUMES THE CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT THE END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

((+)(+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS
             1% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS

December 31, 2001

STATEMENT OF INVESTMENTS

                                                                                              Principal
BONDS AND NOTES--101.1%                                                                      Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AIRCRAFT AND AEROSPACE--.4%

Northrop Grumman,

   Notes, 7%, 2006                                                                              250,000                  261,867

ASSET-BACKED CTFS.-- 6.2%

Americredit Automobile Receivables Trust,

   Ser. 2001-D, Cl. A4, 4.41%, 2008                                                             600,000                  596,719

Capital One Master Trust,

   Ser. 2001-7A, Cl. A, 3.85%, 2007                                                             725,000                  718,400

Centex Home Equity,

   Ser. 2000-C, Cl. A4, 7.72%, 2029                                                             333,000                  353,509

Chase Manhattan Auto Owner Trust,

   Ser. 2001-B, Cl. A4, 3.8%, 2008                                                              400,000                  390,235

Citibank Credit Card Issuance Trust:

   Ser. 2001-A6, Cl. A6, 5.65%, 2008                                                            325,000                  332,604

   Ser. 2001-A8, Cl. A8, 4.1%, 2006                                                             350,000                  347,597

   Ser. 2001-C1, Cl. C1, 7.45%, 2007                                                            115,000                  121,940

DaimlerChrysler Auto Trust,

   Ser. 2001-D, Cl. A4, 3.78%, 2007                                                             500,000                  489,786

Fleet Credit Card Master Trust II,

   Ser. 2001-C, Cl. A, 3.86%, 2007                                                              525,000                  521,248

MBNA Master Credit Card Note Trust,

   Ser. 2001-C3, Cl. C3, 6.55%, 2008                                                            475,000                  491,687

                                                                                                                       4,363,725

AUTOMOTIVE--.2%

Lear,

   Sub. Notes, 7.96%, 2005                                                                      150,000                  152,229

BANKING--5.5%

Abbey National,

   Sub. Notes, 7.95%, 2029                                                                      125,000                  142,106

Bank of America,

   Notes, 7.875%, 2005                                                                          675,000                  740,163

Bank One,

   Notes, 7.625%, 2005                                                                          265,000                  286,585

First National Bank of Boston,

   Sub. Notes, 7.375%, 2006                                                                     758,000                  814,269

National Westminster Bank,

   Sub. Notes, 7.375%, 2009                                                                     995,000                1,078,310

Wachovia,

   Notes, 6.95%, 2004                                                                           200,000                  214,055

Wells Fargo,

   Sr. Notes, 7.25%, 2005                                                                       510,000                  551,484

                                                                                                                       3,826,972


                                                                                                Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CABLE/MEDIA--1.0%

AOL Time Warner,

   Notes, 6.125%, 2006                                                                          260,000                  265,820

CSC Holdings,

   Sr. Notes, 7.875%, 2007                                                                      180,000                  185,693

News America,

   Deb., 7.625%, 2028                                                                           250,000                  242,546

                                                                                                                         694,059

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--.7%

LB-UBS Commercial Mortgage Trust,

   Ser. 2001-C3, Cl. A1, 6.058%, 2020                                                           148,168                  151,262

Morgan Stanley Dean Witter Capital I,

   Ser. 2001-IQA, Cl. A1, 4.57%, 2032                                                           345,180                  339,355

                                                                                                                         490,617

ENVIRONMENTAL--2.0%

Allied Waste N. A.:

   Sr. Notes, Ser. B, 7.375%, 2004                                                              140,000                  138,950

   Sr. Notes, Ser. B, 7.625%, 2006                                                              315,000                  312,638

   Sr. Notes, Ser. B, 7.875%, 2009                                                              225,000                  221,625

Waste Management,

   Conv. Sub. Notes, 4%, 2002                                                                   730,000                  729,088

                                                                                                                       1,402,301

FINANCIAL SERVICES--8.8%

AMVESCAP,

   Sr. Notes, 5.9%, 2007                                                                        225,000  (a)             224,251

Boeing Capital,

   Sr. Notes, 7.1%, 2005                                                                        205,000                  215,865

ERAC USA Finance,

   Notes, 8.25%, 2005                                                                           325,000  (a)             336,037

GMAC,

   Notes, 7.75%, 2010                                                                           270,000                  277,953

General Electric Capital,

   Medium-Term Notes, Ser. A, 6.875%, 2010                                                      535,000                  572,843

Golden State Escrow,

   Sr. Notes, 7%, 2003                                                                          675,000                  681,041

Goldman Sachs:

   Bonds, 6.875%, 2011                                                                          180,000                  184,662

   Notes, 6.65%, 2009                                                                           285,000                  291,032

Household Finance,

   Notes, 8%, 2005                                                                              710,000                  761,927

Merrill Lynch,

   Medium-Term Notes, Ser. B, 6.13%, 2006                                                       530,000                  549,157

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES (CONTINUED)

Morgan Stanley Dean Witter,

   Notes, 6.75%, 2011                                                                           715,000                  732,750

Paine Webber,

   Sr. Notes, 6.375%, 2004                                                                      715,000                  757,412

Qwest Capital Funding,

   Notes, 7.25%, 2011                                                                            49,000                   47,827

Verizon Global Funding,

   Notes, 7.75%, 2030                                                                           421,000                  470,009

                                                                                                                       6,102,766

FOOD AND BEVERAGES--.6%

Anheuser-Busch,

   Deb., 7.55%, 2030                                                                            160,000                  183,383

Safeway,

   Deb., 7.25%, 2031                                                                            255,000                  268,901

                                                                                                                         452,284

FOREIGN--1.9%

Abitibi-Consolidated,

   Deb., 8.85%, 2030                                                                            175,000                  182,641

British Sky Broadcasting,

   Sr. Notes, 8.2%, 2009                                                                        175,000                  180,405

Diageo Capital,

   Medium-Term Notes, 7.25%, 2009                                                               380,000                  394,437

Province of Quebec,

   Deb., 7.5%, 2029                                                                             488,000                  546,020

                                                                                                                       1,303,503

HEALTH CARE--.7%

HCA:

   Notes, 8.75%, 2010                                                                           167,000                  181,195

   Sr. Notes, 7.875%, 2011                                                                      292,000                  299,300

                                                                                                                         480,495

INDUSTRIAL--1.5%

Conagra,

   Notes, 8.25%, 2030                                                                           390,000                  448,116

Tyco International:

   Notes, 6.875%, 2029                                                                          250,000                  240,550

   Sr. Notes, 6.375%, 2006                                                                      325,000                  332,232

                                                                                                                       1,020,898

INSURANCE--.7%

Allstate,

   Sr. Notes, 7.2%, 2009                                                                        450,000                  477,175


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MEDICAL--.7%

Beckman Coulter,

   Sr. Notes, 7.45%, 2008                                                                       325,000                  341,787

Quest Diagnostic,

   Sr. Notes, 6.75%, 2006                                                                       130,000                  133,627

                                                                                                                         475,414

OIL AND GAS--2.5%

Amerada Hess,

   Notes, 7.3%, 2031                                                                            175,000                  176,771

Coastal:

   Notes, 6.2%, 2004                                                                            440,000                  440,784

   Sr. Notes, 8.125%, 2002                                                                      240,000                  246,950

Conoco,

   Sr. Notes, 5.9%, 2004                                                                        606,000                  629,694

Ocean Energy,

   Sr. Notes, 7.875%, 2003                                                                      230,000                  232,300

                                                                                                                       1,726,499

PAPER PRODUCTS--.8%

Domtar:

   Deb., 9.5%, 2016                                                                             125,000                  144,904

   Notes, 7.875%, 2011                                                                          225,000                  234,414

Westvaco,

   Deb., 8.2%, 2030                                                                             175,000                  186,137

                                                                                                                         565,455

REAL ESTATE INVESTMENT TRUSTS--.5%

Host Marriot,

   Sr. Notes, 9.5%, 2007                                                                        125,000  (a)             125,781

Simon Property,

   Notes, 6.375%, 2007                                                                          260,000                  254,659

                                                                                                                         380,440

RESTAURANTS--.3%

Tricon Global,

   Sr. Notes, 8.875%, 2011                                                                      193,000                  206,993

RETAIL--.3%

Target,

   Deb., 7%, 2031                                                                               185,000                  195,093

TECHNOLOGY--.6%

Electronic Data Systems,

   Notes, 6.85%, 2004                                                                           370,000                  397,162

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATION--.5%

Sprint Capital,

   Sr. Notes, 6.875%, 2028                                                                      400,000                  368,681

TRANSPORTATION--2.1%

Burlington Northern Santa Fe,

   Deb., 7.95%, 2030                                                                            265,000                  295,873

CSX,

   Medium-Term Notes, Ser. C, 6.8%, 2028                                                        125,000                  119,878

Canadian National Railway,

   Notes, 6.9%, 2028                                                                            370,000                  371,695

Norfolk Southern,

   Bonds, 7.8%, 2027                                                                            175,000                  191,404

Union Pacific,

   Notes, 6.625%, 2008                                                                          520,000                  536,280

                                                                                                                       1,515,130

U.S. GOVERNMENTS--26.6%

U.S. Treasury Bonds:

   5.375%, 2/15/2031                                                                          1,875,000                1,849,219

   8%, 11/15/2021                                                                             2,145,000                2,715,012

U.S. Treasury Notes:

   3%, 11/30/2003                                                                             7,835,000                7,842,913

   4.625%, 5/15/2006                                                                          4,190,000                4,249,708

   6.75%, 5/15/2005                                                                             365,000                  396,963

U.S. Treasury Principal Strips,

   0%, 8/15/2022                                                                              5,128,000                1,506,145

                                                                                                                      18,559,960

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--35.6%

Federal Home Loan Mortgage Corp.:

   Notes, 6.875%, 2005                                                                          770,000                  833,509

   Notes, 5.25%, 2006                                                                         1,350,000                1,379,418

   6%                                                                                         4,850,000  (b)           4,746,938

   7%                                                                                         2,054,000  (b)           2,091,855

Federal National Mortgage Association:

   Notes, 5.625%, 2004                                                                        6,680,000                7,011,161

   6%                                                                                           875,000  (b)             855,313

   6.5%                                                                                       5,052,000  (b)           5,053,566

   6.5%, 6/1/2031                                                                             1,954,000                1,957,654

   7%                                                                                           401,000  (b)             408,643

   7.5%, 4/1/2005                                                                                10,924                   11,279


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED (CONTINUED)

Government National Mortgage Association I,

   8%, 2/15/2030-7/15/2030                                                                      464,011                  485,760

                                                                                                                      24,835,096

UTILITIES/ELECTRIC--.4%

AES,

   Sr. Notes, 9.375%, 2010                                                                      175,000                  158,375

Nisource Finance,

   Sr. Notes, 7.5%, 2003                                                                        100,000                  103,910

                                                                                                                         262,285

TOTAL BONDS AND NOTES
   (cost $69,843,378)                                                                                                 70,517,099
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--17.0%
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--1.0%

General Electric Capital Corp.,

   1.82%, 1/2/2002                                                                              717,000                  717,000

U.S. GOVERNMENT AGENCIES--16.0%

Federal National Mortgage Association,

  Discount Notes,

   1.72%, 1/14/2002                                                                          11,178,000               11,171,118

TOTAL SHORT-TERM INVESTMENTS

   (cost $11,888,118)                                                                                                 11,888,118
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $81,731,496)                                                             118.1%               82,405,217

LIABILITIES, LESS CASH AND RECEIVABLES                                                          (18.1%)             (12,664,340)

NET ASSETS                                                                                       100.0%               69,740,877

(A) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT DECEMBER 31, 2001, THESE SECURITIES AMOUNTED TO $686,069 OR 1.0% OF NET ASSETS.

(B)  PURCHASED ON A FORWARD COMMITMENT BASIS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

December 31, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  81,731,496  82,405,217

Cash                                                                    537,359

Interest receivable                                                     734,534

Receivable for shares of Beneficial Interest subscribed                  10,656

                                                                     83,687,766
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                    66,187

Payable for investment securities purchased                          13,734,420

Payable for shares of Beneficial Interest redeemed                      146,282

                                                                     13,946,889
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       69,740,877
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      81,467,440

Accumulated undistributed investment income--net                         71,225

Accumulated net realized gain (loss) on investments                (12,471,509)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                        673,721
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       69,740,877

NET ASSET VALUE PER SHARE



                                                       Class A         Class B               Class C                Class R
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                       49,728,625      14,172,216             2,244,891             3,595,145

Shares Outstanding                                    4,794,731       1,366,611               216,255               346,971
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                             10.37           10.37                 10.38                10.36

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended December 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      4,396,939

EXPENSES:

Management fee--Note 2(a)                                              515,566

Distribution and service fees--Note 2(b)                               302,885

Loan commitment fees--Note 4                                               976

TOTAL EXPENSES                                                         819,427

INVESTMENT INCOME--NET                                               3,577,512
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                              1,263,897

Net unrealized appreciation (depreciation) on investments             (556,984)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 706,913

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 4,284,425

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended December 31,
                                              ----------------------------------

                                                      2001              2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,577,512          4,800,240

Net realized gain (loss) on investments         1,263,897         (2,181,413)

Net unrealized appreciation (depreciation)
   on investments                               (556,984)          4,352,302

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   4,284,425           6,971,129
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (2,674,828)          (3,338,425)

Class B shares                                  (642,428)            (784,351)

Class C shares                                  (123,729)            (157,356)

Class R shares                                  (246,405)            (531,390)

TOTAL DIVIDENDS                               (3,687,390)          (4,811,522)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  9,498,182           5,920,978

Class B shares                                  2,516,242           3,836,867

Class C shares                                    358,847           1,022,253

Class R shares                                  1,403,974           1,670,759

Dividends reinvested:

Class A shares                                  2,075,809           2,534,986

Class B shares                                    328,891             359,789

Class C shares                                     43,499              52,275

Class R shares                                    212,424             483,041

Cost of shares redeemed:

Class A shares                               (13,786,138)         (19,120,447)

Class B shares                                (3,862,136)          (5,452,634)

Class C shares                                (1,016,866)          (2,006,622)

Class R shares                                (2,872,051)          (6,843,665)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (5,099,323)         (17,542,420)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (4,502,288)         (15,382,813)
--------------------------------------------------------------------------------

NET ASSETS:

Beginning of Period                            74,243,165           89,625,978

END OF PERIOD                                  69,740,877           74,243,165

Undistributed investment income--net               71,225                   --


                                                      Year Ended December 31,
                                               ---------------------------------

                                                      2001               2000
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       909,811              598,096

Shares issued for dividends reinvested            198,972              254,643

Shares redeemed                                (1,319,691)          (1,929,523)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (210,908)          (1,076,784)
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       241,804              384,933

Shares issued for dividends reinvested             31,532               36,110

Shares redeemed                                  (370,816)            (549,498)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (97,480)            (128,455)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        34,320              102,368

Shares issued for dividends reinvested              4,169                5,243

Shares redeemed                                   (97,332)            (202,119)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (58,843)             (94,508)
--------------------------------------------------------------------------------

CLASS R

Shares sold                                       134,984              167,325

Shares issued for dividends reinvested             20,414               48,532

Shares redeemed                                  (276,561)            (676,580)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (121,163)            (460,723)

(A) DURING THE PERIOD ENDED DECEMBER 31, 2001, 42,204 CLASS B SHARES REPRESENTING $440,696 WERE AUTOMATICALLY CONVERTED TO 42,199 CLASS A SHARES AND DURING THE PERIOD ENDED DECEMBER 31, 2000, 25,751 CLASS B SHARES REPRESENTING $580,053 WERE AUTOMATICALLY CONVERTED TO 25,742 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                       Year Ended December 31,
                                                              ----------------------------------------------------------------------

CLASS A SHARES                                                2001(a)           2000           1999          1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            10.29           9.99          10.81          11.01         10.73

Investment Operations:

Investment income--net                                         .52(b)            .61            .64            .73           .73

Net realized and unrealized gain (loss)
   on investments                                                .10             .30           (.82)          (.19)          .27

Total from Investment Operations                                 .62             .91           (.18)           .54          1.00

Distributions:

Dividends from investment income--net                           (.54)           (.61)          (.64)          (.74)         (.72)

Net asset value, end of period                                  10.37          10.29           9.99          10.81         11.01
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                              6.09           9.53          (1.75)          4.90          9.80
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .95            .95            .95            .95           .95

Ratio of net investment income
   to average net assets                                         5.01           6.16           6.21           6.62          6.74

Portfolio Turnover Rate                                        477.71         531.86         309.42         238.95        244.44
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                          49,729         51,527         60,755         71,902        72,878


(A) AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME SECURITIES ON A SCIENTIFIC BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED DECEMBER 31, 2001 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $.02, INCREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY $.02 AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 5.16% TO 5.01%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.




                                                                                        Year Ended December 31,
                                                              ----------------------------------------------------------------------

CLASS B SHARES                                                2001(a)           2000           1999          1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            10.29           9.99          10.81          11.01         10.73

Investment Operations:

Investment income--net                                         .44(b)            .54            .57            .64           .65

Net realized and unrealized gain (loss)
   on investments                                                 .10            .30           (.83)          (.19)          .27

Total from Investment Operations                                  .54            .84           (.26)           .45           .92

Distributions:

Dividends from investment income--net                           (.46)          (.54)          (.56)           (.65)         (.64)

Net asset value, end of period                                  10.37         10.29           9.99           10.81         11.01
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                              5.30          8.73          (2.48)           4.10          8.97
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.70          1.70           1.70           1.70          1.70

Ratio of net investment income
   to average net assets                                         4.27          5.41           5.44           5.81          5.98

Portfolio Turnover Rate                                        477.71        531.86         309.42         238.95        244.44
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                          14,172        15,069         15,905         16,325         6,896

(A) AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME SECURITIES ON A SCIENTIFIC BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED DECEMBER 31, 2001 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $.02, INCREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY $.02 AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 4.42% TO 4.27%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                      Year Ended December 31,
                                                              ----------------------------------------------------------------------

CLASS C SHARES                                                2001(a)           2000           1999          1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            10.30          10.00          10.82          11.02         10.73

Investment Operations:

Investment income--net                                         .45(b)            .54            .57            .64           .64

Net realized and unrealized gain (loss)
   on investments                                                 .09            .30           (.83)          (.19)          .29

Total from Investment Operations                                  .54            .84           (.26)           .45           .93

Distributions:

Dividends from investment income--net                           (.46)           (.54)          (.56)          (.65)         (.64)

Net asset value, end of period                                  10.38          10.30          10.00          10.82         11.02
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                              5.29           8.73          (2.48)          4.17          8.96
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.70           1.70           1.70           1.69          1.70

Ratio of net investment income
   to average net assets                                         4.30           5.42           5.46           5.74          5.95

Portfolio Turnover Rate                                        477.71         531.86         309.42         238.95        244.44
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                           2,245          2,834          3,695          5,369         1,007

(A) AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME SECURITIES ON A SCIENTIFIC BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED DECEMBER 31, 2001 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $.02, INCREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY $.02 AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 4.44% TO 4.30%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                         Year Ended December 31,
                                                             -----------------------------------------------------------------------

CLASS R SHARES                                                2001(a)           2000           1999          1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            10.28           9.98          10.81          11.01         10.73

Investment Operations:

Investment income--net                                         .56(b)            .65            .67            .74           .76

Net realized and unrealized gain (loss)
   on investments                                                 .08            .29           (.84)          (.17)          .27

Total from Investment Operations                                  .64            .94           (.17)           .57          1.03

Distributions:

Dividends from investment income--net                           (.56)           (.64)          (.66)          (.77)         (.75)

Net asset value, end of period                                  10.36          10.28           9.98          10.81         11.01
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 6.24           9.92          (1.57)          5.26          9.97
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .70            .70            .70            .70           .70

Ratio of net investment income
   to average net assets                                         5.34           6.41           6.45           6.77          6.99

Portfolio Turnover Rate                                        477.71         531.86         309.42         238.95        244.44
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                           3,595          4,813          9,270         10,707        11,031

(A) AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME SECURITIES ON A SCIENTIFIC BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED DECEMBER 31, 2001 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $.01, INCREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY $.01 AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 5.49% TO 5.34%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Managed Income Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund's investment objective is to seek high current income consistent with what is believed to be prudent risk of capital primarily through investments in investment-grade corporate and U.S. Government obligations and in obligations having maturities of 10 years or less. The Dreyfus Corporation (the "Manager") serves as the fund's investment manager. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C and Class R. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge (" CDSC" ). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee or service fee. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution fees and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.


The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates market value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis.

(c) Distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution

                                                                  The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

At December 31, 2001, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $71,225, accumulated capital losses $11,929,023 and unrealized appreciation $538,266. In addition, the fund had $431,225 of capital losses realized after October 31, 2001 which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2001. If not applied, $2,909,256 of the carryover expires in fiscal 2002, $539,328 expires in fiscal 2003, $1,206,894 expires in fiscal 2004, $4,437,908 expires in fiscal 2007 and $2,840,637 expires in fiscal 2008.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2001 and December 31, 2000, respectively, were as follows: ordinary income $3,687,390 and $4,811,522.

During the period ended December 31, 2001, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $190,781, decreased accumulated net realized gain (loss) on investments by $95,377 and decreased paid-in capital by $95,404. Net assets were not affected by this reclassification.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .70% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund' s allocable portion of fees and expenses of the non-interested Trustees (including counsel fees) . Each Trustee receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and the Trust (the "Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). These fees pertain to the Dreyfus/Laurel Funds and are charged and allocated to each series based on net assets. In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.

The Distributor retained $2,562 during the period ended December 31, 2001, from commissions earned on sales of the fund's shares.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(b) Distribution and service plan: Under separate Distribution Plans (the
" Plans" ) adopted pursuant to Rule 12b-1 under the Act, Class A shares pay annually up to .25% of the value of the average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B and Class C shares may pay the Distributor for distributing their shares at an aggregate annual rate of ..75% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the "Service Plan"), under which Class B and Class C shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares, respectively. During the period ended December 31, 2001, Class A, Class B and Class C shares were charged $129,581, $109,086 and $20,892, respectively, pursuant to their respective Plans. Class B and Class C shares were charged $36,362 and $6,964, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended December 31, 2001, amounted to $358,286,361 and $366,004,498, respectively.

At December 31, 2001, accumulated net unrealized appreciation on investments was $673,721, consisting of $1,024,165 gross unrealized appreciation and $350,444 gross unrealized depreciation.

At December 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2001, the fund did not borrow under the Facility.

NOTE 5--Change in Accounting Principle:

As required, effective January 1, 2001, the fund began amortizing discount or premium on fixed income securities on a scientific basis as required by the AICPA Audit and Accounting Guide for Investment Companies. Prior to January 1, 2001, the fund did not amortize premiums on fixed income securities and amortized discount on a straight line basis. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $9,678 reduction in accumulated undistributed investment income-net and a corresponding $9,678 increase in net unrealized appreciation (depreciation), based on securities held by the fund on December 31, 2000.

The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $82,166, increase net unrealized appreciation (depreciation) by $14,515 and increase net realized gains (losses) by $67,651. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

                                                             The Fund

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders

The Dreyfus/Laurel Funds Trust:

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Managed Income Fund (the "Fund") of The Dreyfus/Laurel Funds Trust, including the statement of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. As to securities purchased and sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Managed Income Fund of The Dreyfus/Laurel Funds Trust as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


New York, New York

February 6, 2002



BOARD MEMBERS INFORMATION (Unaudited)


                                                                                                   No. of
                                                                                                   Portfolios
Name (age)                Principal Occupation                Other Directorships                  for which Board
Position, (held since)    During Past 5 Years                 And Affiliations                     Member Serves

Joseph S. DiMartino (58)  o Chairman of the Board of various  o The Muscular Dystrophy Association              190
Chairman of the Board     funds in the Dreyfus Family of      o Plan Vista Corporation (formerly
(1999)                    Funds
                                                              HealthPlan
                                                              Services
                                                              Corporation),    a
                                                              provider        of
                                                              marketing,
                                                              adminstrative  and
                                                              risk    management
                                                              services to health
                                                              and other  benefit
                                                              programs o Carlyle
                                                              Industries,  Inc.,
                                                              button    packager
                                                              and  distributor o
                                                              Century   Business
                                                              Services,  Inc., a
                                                              provider        of
                                                              various
                                                              outsourcing
                                                              functions      for
                                                              small  and  medium
                                                              size  companies  o
                                                              The Newark  Group,
                                                              a  privately  held
                                                              company  providing
                                                              a national network
                                                              of paper  recovery
                                                              facilities,
                                                              paperboard   mills
                                                              and     paperboard
                                                              converting  plants
                                                              o     QuikCAT.com,
                                                              Inc.,   a  private
                                                              company engaged in
                                                              the development of
                                                              high         speed
                                                              movement, routing,
                                                              storage        and
                                                              encryption of data
                                                              across  all  modes
                                                              of data transport

James M. Fitzgibbons (67) o Chairman of the Board, Davidson   o Barrett & Resources, Inc.,                       28
                                                              Director
Board Member (1985)       Cotton Company
                          o Chairman of the Board and CEO of
                          Fieldcrest Cannon, Inc.

J. Tomlinson Fort (73)    o Of Counsel, Reed Smith, LLP, a                                                       28
                          law firm
Board Member (1994)

Kenneth A. Himmel (55)    o President and CEO, The Palladium  o CEO, American Food Management                    28
Board Member (1979)       Company
                          o President and CEO, Himmel &
                          Company

Stephen J. Lockwood (54)  o Chairman of the Board, Stephen    o BDML Holdings, Chairman of the                   28
                          J.                                  Board
Board Member (1993)       Lockwood and Company LLC            o HCCH Insurance Holdings, Vice
                                                              Chairman
                          o Chairman of the Board and CEO,    o Affiliated Managers Group,
                                                              Director
                          LDG Reinsurance Corporation

Roslyn M. Watson (52)     o Principal, Watson Ventures, Inc.  o American Express Centurion Bank,                 28
                                                              Director
Board Member (1992)                                           o Hydro One, Inc., Director
                                                              o Hydro One Network Services, Inc.,
                                                              Director
                                                              o The Hyams Foundation, Inc.
                                                             o National Osteoporosis Foundation,
                                                              Trustee

Benaree Pratt Wiley (55)  o President and CEO of The          o Boston College, Trustee                          28
                          Partnership,
Board Member (1998)       an organization dedicated to        o WGBH Educational Foundation,
                          increasing                          Trustee
                          the representation of African       o The Greater Boston Chamber of
                          Americans
                          in positions of leadership,         Commerce, Director
                          influence
                          and decision-making in Boston, MA.  o The First Albany Companies, Inc.,
                                                              Director
                                                              o The Boston Company, Director
                                                              (April 1995-March 1998)


Once elected all Board Members serve for an indefinite term. Additional information about the Board Members, including their address is available in the Fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.




OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 92 investment companies (comprised of 183 portfolios) managed by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 55 years old, and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 10 investment companies (comprised of 59 portfolios) managed by the Manager. He is 36 years old, and has been an employee of the Manager since January 1986.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

WILLIAM MCDOWELL, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Taxable Fixed Income of the Manager, and an officer of 18 investment companies (comprised of 73 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since March 1981.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 47 years old, and has been an employee of the Manager since June 1993.


NOTES

                                                           For More Information

                        Dreyfus Premier Managed Income Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  349AR1201